UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Global Crossing Airlines Group Inc.

(Name of Registrant as Specified In Its Charter)

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Global Crossing Airlines Group Inc.

Bldg. 5A, Miami International Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

October 28, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. on Thursday, December 8, 2022, at 10:00 a.m. Eastern Standard Time held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.

Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on five proposals as well as any other business that properly comes before the Annual Meeting.

Your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.

On behalf of the management team and your Board of Directors, thank you for your continued support and interest in Global Crossing Airlines Group Inc.

Sincerely,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chairman

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami International Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 8, 2022

The 2022 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. (the “Company”) will be held on Thursday, December 8, 2022, at 10:00 a.m. Eastern Standard Time (“EST”) held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 (the “Annual Meeting”).

You are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on October 14, 2022, the record date for the Annual Meeting. The Notice of Annual Meeting , Proxy Statement and 2021 Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings”. The Annual Meeting is being held for the following purposes:

1.	To elect Edward Wegel, Ryan Goepel, Alan Bird, T. Allan McArtor, John Quelch, Deborah Robinson, and Cordia Harrington as members of our Board of Directors, each to serve for a one-year term;

2.	To approve an amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan;

3.	To approve an amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan;

4.	To approve an amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan;

5.	To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

6.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in these proxy materials for the Annual Meeting. Stockholders who attend the Annual Meeting by following the instructions in these proxy materials will have an opportunity to vote and to submit questions during the meeting.

Only stockholders of record as of the close of business on October 14, 2022 are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.

Regardless of the number of shares you own and whether you plan to attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it, or (iv) by attending the Annual Meeting in accordance with the instructions provided in the proxy statement.

We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chair

October 28, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2022

This Notice of Annual Meeting and Proxy Statement and our 2021 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings”

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami Int’l Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 8, 2022

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This Proxy Statement is being furnished to our stockholders of record as of the close of business on October 14, 2022 in connection with the solicitation by our Board of Directors of proxies for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Thursday, December 8, 2022, at 10:00 am. EST, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is October 26, 2022.

Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us,” or the “Company” are to Global Crossing Airlines Group Inc., a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT

THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.

How do I attend the Annual Meeting?

The Annual Meeting will be held in person only at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Thursday, December 8, 2022, at 10:00 a.m. EST.

All attendees will be asked to present a government-issued photo identification, such as a driver’s license or passport. If you are a stockholder of record, the name on your photo identification will be verified against the October 14, 2022 list of stockholders of record prior to your being admitted to the Annual Meeting. If you are the beneficial owner of shares held in “street name” by a broker, bank or nominee, you must present both proof of ownership and valid photo identification to attend the Annual Meeting. If you hold shares through an account with a bank, broker or other nominee, contact your bank, broker or other nominee to request a legal proxy to vote your shares in person at the Annual Meeting. Such legal proxy will serve as proof of your ownership. A recent brokerage statement or letter from your bank, broker or other nominee showing that you owned common stock as of October 14, 2022 also serves as proof of ownership for purposes of attending the Annual Meeting, but will not allow you to actually vote your shares at the Annual Meeting.

If you do not have valid photo identification and we are unable to verify ownership of your shares as of October 14, 2022, you will not be admitted into the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on October 14, 2022, the record date for the Annual Meeting, and beneficial owners on the record date, who request and obtain a valid proxy from your broker, bank or other agent, will be entitled to vote at the Annual Meeting. As of October 14, 2022, there were 31,702,242 shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. The list of stockholders will also be available electronically during the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on October 14, 2022 your shares were registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on October 14, 2022 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There	are five matters scheduled for a vote:

1.	To elect Edward Wegel, Ryan Goepel, Alan Bird, T. Allan McArtor, John Quelch, Deborah Robinson and Cordia Harrington as members of our Board of Directors, each to serve for a one-year term;

2.	To approve an amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan;

3.	To approve an amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan;

4.	To approve an amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan; and,

5.	To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

What are the recommendations of our Board?

Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote:

•	FOR the election of the nominated slate of directors (see Proposal 1);

•	FOR the approval of an amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan (see Proposal 2);

•	FOR the approval of an amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan (see Proposal 3);

•	FOR the approval of an amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan (see Proposal 4); and

•	FOR the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (see Proposal 5).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to be a member of the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2, Proposal 3, Proposal 4, and Proposal 5 you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting by following the procedures set forth below, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote at the Annual Meeting we will give you a ballot or such other procedures described by us.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote by proxy over the telephone or by internet, follow the instructions on the proxy card you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. EST on December 7, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on October 14, 2022.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted, and your shares will count as “not present” for purposes of the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.

See below under “What are broker non-votes?” for more information. At the Annual Meeting, only Proposal 5 is considered a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1 or Proposal 2 or Proposal 3 or Proposal 4, but may vote your shares on Proposal 5.

What if I return a signed proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the seven nominees to our Board, “For” the approval of the amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan, “For” the approval of the amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan, “For” the approval of the amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan, and “For” the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.

•

You may attend the Annual Meeting and vote there. Simply attending the meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for changing your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2022 to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to submit a proposal to be acted on at next year’s annual meeting but not included in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our bylaws no earlier than the opening of business on August 10, 2023 and no later than the close of business on September 9, 2023 to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. If next year’s annual meeting is called for a date that is before November 9, 2023 or February 16, 2023, written notice of such proposal or nomination must be provided to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (i) for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, (ii) for the approval of the amendment to increase the number of shares available under the Global Crossing Airlines Group Inc. Incentive Stock Option Plan (Proposal 2), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, (iii) for the approval of the amendment to increase the number of shares available under the Global Crossing Airlines Group Inc. Restricted Share Unit Plan (Proposal 3), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, (iv) for the approval of the amendment to increase the number of shares available under the Global Crossing Airlines Group Inc. Performance Share Unit Plan (Proposal 4), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, and (v) for the ratification of the appointment of our independent registered public accounting firm (Proposal 5), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 2, Proposal 3, Proposal 4 and Proposal 5, and thus will have no effect on the outcome of such proposals.

What are “broker non-votes”?

Your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Proposal 1, Proposal 2, Proposal 3 and Proposal 4 will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Because banks, brokers and nominees are permitted to vote uninstructed shares on Proposal 5, broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1, Proposal 2, Proposal 3 or Proposal 4. You should instruct your broker to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?

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For Proposal 1, directors are elected by a plurality of the votes cast, which means that the seven nominees for director receiving the most votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected as members of the Board. Only votes “For” will affect the outcome.

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To be approved, Proposal 2, the approval of an amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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To be approved, Proposal 3, the approval of an amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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To be approved, Proposal 4, the approval of an amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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To be approved, Proposal 5, the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive “For” votes from the holders of a majority of the votes cast. Abstentions will have no effect on the outcome of this proposal.

What is the quorum requirement?

Holders of one-third of the voting power of the Company’s issued and outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Notice of Annual Meeting and Proxy Statement and 2021 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings.”

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consist of ten directors as a single class. The term of each directorship is one year, so that one class of directors is elected each year. All directors are elected for a one-year term and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.

At the Annual Meeting, our stockholders will vote to elect the seven directors, Edward Wegel, Ryan Goepel, Alan Bird, T. Allan McArtor, John Quelch, Deborah Robinson and Cordia Harrington. The directors will have a term expiring at the 2023 Annual Meeting of Stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”

Directors are elected by a plurality of the votes cast. The seven nominees for director receiving the most votes cast “FOR” such director (from the holders of shares present or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The Board has adopted a policy (“Majority Voting Policy”) stipulating that if the shares voted in favor of the election of a director nominee at a meeting of the Company’s stockholders represent less than a majority of the total shares voted for and voted as withheld at the meeting, the director nominee will submit his resignation promptly after such meeting to the Corporate Governance and Nominating Committee’s consideration. After reviewing the matter, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the Board’s subsequent decision to accept or reject the resignation offer will be publicly disclosed.

With the exception of exceptional circumstances that would warrant the continued service of the subject director on the Board, the Compensation and Corporate Governance Committee shall be expected to accept and recommend acceptance of the resignation by the Board of Directors. Within 90 days following the applicable meeting of the Company’s stockholders, the Board shall make its decision, on the Corporate Governance and Nominating Committee’s recommendation and in making its decision the Board shall be required to accept the resignation of the subject director nominee, absent exceptional circumstances. The director nominee will not participate in any Corporate Governance and Nominating Committee or Board deliberations regarding the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested director elections.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF EDWARD WEGEL, RYAN GOEPEL, ALAN BIRD, T. ALLAN MCARTOR, JOHN QUELCH, DEBORAH ROBINSON AND CORDIA HARRINGTON AS MEMBERS OF OUR BOARD.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

DIRECTOR NOMINEES

For Terms Expiring at the Next Annual Meeting of Stockholders

Edward J. Wegel, 64, Director since June 2020

Edward J. Wegel serves as our Chair and Chief Executive Officer. Mr. Wegel is a seasoned airline executive with 35 years of broad experience in financing, operations, and distribution. Mr. Wegel has served as a board member of public and private airlines, including Atlantic Coast Airlines, BWIA International Airlines and Eastern Airlines. Mr. Wegel is an experienced deal-maker who has led initial public offerings, privatizations, major aircraft orders, and alliance negotiations. He has extensive company restructuring experience. He served as the President and CEO of Eastern Air Lines Group from April 2008 through December 2016, Founder and President of Avi8 air capital, an aviation consulting practice from January 2017 through today before his current role of Chairman and CEO of the Company in September 2019.

Other accomplishments include: drafted the first business plan for JetBlue; focused on the then relatively new Airbus A320s and chose JFK as its base of operations; created Republic Airways with an industry-leading order for 80 EMB 145 aircraft in 1998; oversaw the acquisition of Chautauqua Airlines (where he served as Chief Executive Officer); and conceived and led the privatization and financing of BWIA International Airways, Trinidad, operating 20 L1011 and MD-80 aircraft and serving as National Airline for Trinidad, Guyana, St. Lucia, and Barbados, among and other island nations. As Chief Executive Officer, in 1995, Mr. Wegel achieved BWIA’s first ever profit in 57 years (BWIA International Airways now operates as Caribbean Airlines); co-founded Atlantic Coast Airlines/United Express in 1990, one of the first United Airlines regional airlines. Mr. Wegel served as head of finance and as a board member for Atlantic Coast Airlines, leading over $100 million in financing for operations and aircraft finance. Mr. Wegel served as a commissioned officer in the U.S. Army and received an MBA from the University of Northern Colorado after graduating from the United States Military Academy at West Point.

We believe that Mr. Wegel’s qualifications to serve on our Board include his more than 35 years’ experience in aircraft financing, operations and distributions; and his experience serving as an executive officer or director on the boards of directors of other publicly-traded and privately-held aviation companies.

Ryan Goepel, 48, Director since June 2020

Ryan Goepel serves as our Chief Financial Officer. Mr. Goepel is the Chief Financial Officer of Avi8. He is also the Chief Financial Officer of Global Crossing Airlines, Inc. since February 2020, and was elected to the board of directors of the Company in June 2020. Mr. Goepel is a seasoned finance and operations executive with over 20 years of experience, most recently serving as Chief Financial Officer for Flair Airlines Canada from August 2018 to November 2019 to transition from a Boeing 737 charter operator to a profitable, low-cost scheduled service carrier. Profitability was achieved at Flair through the modernization of the fleet, optimization of the flight schedule to focus and grow profitable routes, revamping key personnel, and the installation of a data driven, cost conscious operating mentality while preserving best-in-class safety, reliability and on time performance. Prior to Flair, Mr. Goepel served as Chief Financial Officer for Viking Exploration, an international oil and gas company, from December 2016 to August 2018, where he raised seed capital from a broad group of investors. Prior to Viking Exploration, Mr. Goepel served as Chief Financial Officer of CC Reservoirs, a Geoscience software company, from April 2015 to December 2016, where he was responsible for the accounting, compliance, treasury, tax, and strategic planning functions and was instrumental in establishing new offices and entities in South America, the Middle East and the Far East. Prior to CC Reservoirs, Mr. Goepel served as Chief Financial Officer of ZEiTECS, an artificial lift technology company, from December 2010 to April 2015, where he oversaw its sale to Schlumberger; KBR Services Business Unit Finance Leader overseeing 12,000 employees growing revenue from $300 million to $3 billion. In addition, Mr. Goepel served as the Director of Global Finance during the Burger King turnaround that culminated with its first ever public debt raise and successful initial public offering. He is a Certified Management Accountant, with an MBA from Texas A&M University and Bachelor of Arts from the University of British Columbia.

We believe that Mr. Goepel’s qualifications to serve on our Board include his extensive experience as an executive with major airlines, his accounting expertise and his knowledge and understanding of the aviation industry.

Alan Bird, 60, Director since June 2020

Alan Bird was elected to the Board in June 2020. Mr. Bird has over 25 years of experience in the airline finance industry, holding senior financial and advisory positions, including executive positions with VivaAerobus, Tiger Airways, and British Midland. From 2017 to the present, Mr. Bird has served as an advisor to Irelandia Aviation with respect to Viva Air, Viva Columbia and Viva Peru. From 2012 to 2017 he was the Chief Financial Officer for VivaAerobus where he helped build one of the most efficient airlines in the world. Previously, Mr. Bird was the Chief Financial Officer at Tiger Airways, a low-cost airline in Asia. Prior to his role with Tiger Airways, he was the Finance Director at British Midland Airlines for over a decade. Mr. Bird is also a Project Advisor to Irelandia Aviation, a low-cost carrier. Mr. Bird is a Chartered Accountant and holds an honors degree in Mathematical Economics from Birmingham University.

We believe that Ms. Bird’s qualifications to serve on our Board include his extensive experience as an executive with major airlines, his accounting expertise and his knowledge and understanding of the aviation industry.

T. Allan McArtor, 80, Director since January 2021

Allan McArtor was elected to the GlobalX board in January 2021 and serves as Vice Chairman. He served as Chairman of Airbus Americas, Inc. from 2001 to 2018, retiring as Chairman Emeritus. Before joining Airbus he was founder chairman and CEO of Legend Airlines, a regional airline based at Dallas Love Field, Texas. He was appointed by President Ronald Reagan and served as the FAA Administrator from 1987 to 1989.

Mr. McArtor served on the senior management team of Federal Express from 1979 to 1987 and 1989 to 1994, first as Senior Vice President Telecommunications during the development of FedEx’s extensive satellite-based digital network and subsequently as Senior Vice President Air Operations for FedEx, where he oversaw all of the airline operations including maintenance, strategic planning. and flight operations, as well as aircraft fleet acquisition. Mr. McArtor was an active duty Air Force officer from 1964 to 1974 during which he served as a combat fighter pilot, an Associate Professor of Engineering Mechanics at the Air Force Academy, and a pilot with the U.S. Air Force’s Thunderbirds Aerial Demonstration Team. He is a 1964 graduate of the U.S. Air Force Academy (BSE) where he was Cadet Wing Commander and he holds a master’s degree MSE from Arizona State University.

We believe that Ms. McArtor’s qualifications to serve on our Board include his extensive experience as an executive with a major airline manufacturer, his regulatory expertise and his knowledge and understanding of the aviation industry.

John Quelch, 69, Director since January 2021

John Quelch was elected to the Board in January 2021. Mr. Quelch has served as the dean and senior associate dean at three internationally-recognized business schools. He is currently Dean and Professor of the University of Miami Business School since July 2017. Prior to joining the University of Miami, Mr. Quelch was a Professor of Business Administration at Harvard Business School. He also held a joint appointment as professor of health policy and management at the Harvard T.H. Chan School of Public Health. Prior to his most recent time at Harvard, Mr. Quelch was dean, vice president and distinguished professor of international management of the China Europe International Business School (CEIBS) from 2011 until 2013. From 1998 to 2001, Mr. Quelch served as dean of the London Business School, where he helped transform the school into a globally competitive institution, and launched seed capital funds to invest in student and alumni start-ups. He served as senior associate dean of Harvard Business School from 2001 to 2010.

Mr. Quelch is the author, co-author or editor of 25 books, as well as numerous business case studies on leading international organizations. Mr. Quelch has served on numerous corporate, non-profit and public agency boards, including a nine-year term as chairman of the Massachusetts Port Authority and service on the corporate boards of directors including easyJet and Reebok. He is a member of both the Trilateral Commission and the Council on Foreign Relations. Mr. Quelch earned his B.A. and an M.A. from Exeter College, Oxford University; an MBA from the Wharton School of the University of Pennsylvania; an SM from the Harvard T.H. Chan School of Public Health; and a DBA in business from Harvard Business School. He was appointed a Commander of the Order of the British Empire (CSE) in 2011 and, in 2017, was elected a member of the American Academy of Arts and Sciences.

We believe that Mr. Quelch’s qualifications to serve on our Board include his academic tenure at leading business schools; and his experience serving as a director on the boards of directors of other publicly-traded and privately held companies in the retail and transportation industries.

Deborah Robinson, 58, Director since June 2020

Deborah Robinson was elected to the Board in June 2020. Ms. Robinson founded Bay Street HR in 2001, an outsourced human resources service provider to start-ups and mid-sized companies and remains on as Managing Partner. Prior to founding Bay Street HR, Ms. Robinson was Executive Director at CIBC World Markets from November 1995 until December 2000 where she oversaw human resources for Global Investment Banking. She also held senior HR positions at Fidelity Investments and American Express Travel in Boston and New York City. Ms. Robinson has been a Director and Chair of Park Lawn Corporation (PLC-tsx) since June 2019 and a Director of Timbercreek Financial (TF-tsx) since November 2021. Ms. Robinson also serves on the board of Best Buddies Canada, a global charitable organization dedicated to supporting individuals with intellectual disabilities. She is a graduate of the University of Toronto, Rotman School Directors Education Program (2010) and holds an ICD designation.

We believe that Ms. Robinson qualifications to serve on our Board include her extensive human resources experience; and her experience serving as a director on the boards of directors of other publicly-traded and privately held companies.

Cordia Harrington, 68, Director since June 2021

Cordia Harrington has served on our Board since June 2021. Since 1996, Ms. Harrington has served as Chief Executive Officer and Founder of Crown Bakeries, a manufacturer in the wholesale baking, frozen dough and storage industries. From 1990 to 1998, Ms. Harrington owned and operated three McDonald’s franchises. From 2007 to 2013, she served on the Board of Directors of the Federal Reserve Bank of Atlanta, Nashville Branch. Ms. Harrington served on the Emergent Cold Board of Directors and the Tennessee Education Lottery Board. She is a member of the Chief Executives Organization Board of Directors (Past President), American Bakers Association Board of Directors (President), the Belmont University Board of Trustees, and the Women Corporate Directors. She holds a BSHE from the University of Arkansas at Fayetteville and Doctorate from the University of Arkansas.

We believe that Ms. Harrington’s qualifications to serve on our Board include her over 26 years as a senior executive; and her experience serving as a director on the boards of directors of other regulatory agencies and privately-held companies.

Executive Officers

Our current executive officers are as follows:

Name	Age	Title
Edward Wegel	64	Chief Executive Officer and Chair

Ryan Goepel	48	Executive Vice President and Chief Financial Officer

Juan Nunez	51	Chief Operating Officer, VP Flight Operations and Director of Operations

George Hambrick	75	Chief Safety Officer

Indyara Andion	47	Vice President & General Counsel

Sheila Paine	68	Corporate Secretary

Mr. Wegel’s and Mr. Goepel’s biographical information is set forth above. The following is biographical information for our executive officers.

Juan Nunez, 51, Chief Operating Officer, VP Flight Operations, and Director of Operations

Mr. Nunez has over 25 years of airline experience and has served as Chief Pilot and assistant Director of Operations for Eastern Air Lines and a Chief Pilot for 21 Air. He has logged over 3,500 Pilot in Command (“PIC”) hours under Part 121 and 12,000+ hours as a Pilot, Check Pilot, and Instructor. He is type rated on Boeing 737/757/767/747 aircraft and has operated charters worldwide under ETOPS (Atlantic & Pacific) and CAT II-III operating conditions.

George Hambrick, 75, Chief Safety Officer

Mr. Hambrick has over 53 years of experience in military and commercial aviation as an Army aviator, major airline Captain flying 777s, and as a senior FAA Inspector. Mr. Hambrick has over 4,500 hours flying rotary wing aircraft and over 12,000 flying fixed wing commercial jet aircraft. He has flown off-shore helicopter operations and retired after twenty years in the United States Army and Air Force. He then joined American Airlines, where he flew multiple aircraft types including the 777, and after retirement he worked for the Federal Aviation Administration (FAA) as both a Senior Aviation Analyst and an Aviation Safety Inspector and Manager. Mr. Hambrick is an industry wide recognized aircraft safety expert with deep knowledge of the Safety Management System (SMS), OSHA, ICAO, IATA and FAA. He has worked with domestic and foreign governments and operators in many safety-related fields. Mr. Hambrick graduated from Louisiana Tech University with a BS in Aviation Technology and from the US Air Command and Staff College. He also attended the University of Southern California (USC) Flight Safety Degree Program.

Indyara Andion, 47, Vice President & General Counsel

Ms. Andion is a seasoned attorney with more than 15 years of experience in the aviation industry and supporting multinational companies with a variety of legal matters in the United States and abroad. She joins GlobalX from Amerijet International, Inc., an all-cargo U.S. air carrier, where she most recently held the position of Corporate Secretary and Assistant General Counsel. Prior to Amerijet, Ms. Andion was a Partner at Piquet Law Firm P.A., a Miami-based boutique law firm, and served as Corporate Secretary and Senior Attorney for Embraer, one of the largest aircraft manufacturers in the world. Indyara graduated from the Florida International University College of Law and of the Florida International University College of Business.

Sheila Paine, 68, Corporate Secretary

For the past 13 years, Ms. Paine has acted as Corporate Secretary for a number of public companies trading on various stock exchanges. Ms. Paine has over 30 years’ experience as a senior paralegal/legal assistant, specializing in corporate, securities and regulatory matters. Ms. Paine was the long-time corporate secretary of Canada Jetlines before its reorganization as GlobalX. Ms. Paine is also employed by King & Bay West Management Corp. in British Columbia.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Pursuant to NEO Exchange listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed the relevant identified transactions or relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. Bird, McArtor, Quelch, Ross and Shuster and Mmes. Robinson and Harrington meets the standards of independence under the applicable NEO Exchange listing standards. In making this determination, our Board found all of our directors (other than Mr. Wegel, our Chief Executive Officer, Mr. Goepel, our Chief Financial Officer, and Mr. Surintas, due to the Company’s contractual relationships with Smartlynx) to be free of any relationship that would impair his or her individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent under NEO Exchange rules.

Board Leadership Structure

Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as Vice Chairman or Lead Director. Under our current structure, Mr. Wegel currently serves as the Chair of the Company’s Board. The Chair is not independent. The Chair’s responsibilities include, without limitation, ensuring that the Board works together as a cohesive team with open communication and works to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The Chair also acts as the primary spokesperson for the Company’s Board, ensuring that management is aware of concerns of the Company’s Board, stockholders, other stakeholders and the public and, in addition, ensures that management strategies, plans and performance are appropriately represented to the Board.

The Board of Directors considers that management is effectively supervised by the independent directors on an informal basis, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management. The independent directors of the Company meet separately in “in-camera” sessions at Board meetings when considered appropriate. The independent directors are also able to meet at any time without any members of management, including the non-independent directors, being present. In addition, due to the fact the Chair is not independent, the Company has appointed T. Allan McArtor as Vice Chair of the Board. The Vice Chair acts as Chair when the Chair is not present at meetings and is responsible for ensuring the Board functions independently of management.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board directly oversees our risk management function as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board. The Chair has the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

Our business, property and affairs are managed under the supervision of our Board. Members of our Board are kept informed of our business through discussions with our Chair and Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.

The Board held a total of 6 meetings in 2021. The standing committees of the Board are the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Safety Committee. The charter for each of our standing Board committees is posted on our website at www.globalairlinesgroup.com under “Investor Relations — Charters & Policies”. All directors attended 75% or more of the combined total number of meetings of the Board and each of the Board committees on which they served during 2021.

The following table provides membership and meeting information for 2021 for each of our Board committees. In 2021 the committees conducted their business by way of written consent resolution:

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee		Safety Committee
Edward Wegel							X
Ryan Goepel
Joseph Dagrosa, Jr. (1)	X		X
Alan Bird	X	*
T. Allan McArtor					X		X	*
John Quelch					X
David Ross	X
Deborah Robinson			X	*
Cordia Harrington			X		X	*
William Shuster
Zygimantas Surintas							X
Total meetings by committee in 2021(2)	0		0		0		0

*	Committee Chair
(1)	Mr. Dagrosa Jr. resigned from the Board effective March 31, 2022.
(2)	In 2021 committee actions were conducted by written consent resolution.

Below is a description of each committee of our Board.

Audit Committee

Each member of the Audit Committee is financially literate and our Board has determined that Alan Bird qualifies as an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include, among other things:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements;

•

reviewing analyses prepared by management or the independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit required by law;

•	reviewing and approving all related party transactions;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing (subject to stockholder ratification, if deemed advisable by the Board) the independent auditor; and

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters.

Compensation Committee

The Compensation Committee is responsible for overseeing matters relating to compensation of our Chief Executive Officer and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include, among other things:

•	reviewing and advising the Board regarding our compensation philosophies and policies;

•

establishing criteria for the Board’s annual performance evaluation of the Chief Executive Officer and reviewing and making recommendations to the Board regarding all compensation of our Chief Executive Officer;

•	approving grants of options and other equity awards to our Chief Executive Officer and all other executive officers, directors and all other eligible individuals;

•	making recommendations to the Board regarding director compensation; and

•	monitoring and assessing risks associated with our compensation policies.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include, among other things:

•	identifying and recommending to the Board individuals qualified to serve as directors of the Company;

•	advising the Board with respect to the Board composition, procedures and committees, including establishing criteria for annual performance evaluations of the Board committees by the Board;

•	advising the Board with respect to proposed changes to the Company’s certificate of incorporation, bylaws and corporate governance policies;

•	reviewing the Company’s Code of Ethics;

•	advising the Board with respect to communications with the Company’s stockholders; and

•	evaluating any requests for waivers from the Company’s Code of Ethics and considering questions of conflicts of interest of Board members and the Company’s senior executives.

Safety Committee

The Safety Committee is responsible for oversight of: the Company’s policies, positioning and practices concerning safety (including workplace safety and security). The Safety Committee assess risks to our airline operations to enhance the safety of our employees, our customers and our aircraft.

Director Nominations

The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Chair and Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the General Counsel of the Company at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting —   When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated. The general criteria the Nominating and Corporate Governance Committee considers important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) compliance with legal and NEO Exchange listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board among others. The Nominating and Corporate Governance Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its effectiveness in achieving such diversity when assessing the composition of the Board.

The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

Securityholder Communications with the Board

Securityholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Each communication must set forth:

•	the name and address of the securityholder on whose behalf the communication is sent; and

•	the number of our shares that are owned beneficially by such securityholder as of the date of the communication.

Each communication will be reviewed by our General Counsel to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Communications determined by our General Counsel to be appropriate for presentation to the Board or such director will be submitted to the Board Chair, the Board or such director on a periodic basis.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of conduct and ethics is available on our website at www.globalairlinesgroup.com under “Investor Relations — Corporate Governance — Charters & Policies.”

Director Compensation

We have adopted a compensation program for non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board.

Cash compensation. Our non-employee directors were entitled to receive annual cash compensation of $24,000 in 2021 for their services on the Board, provided that in 2021 only certain directors were paid fees. All payments are made in arrears. If requested, all director expenses incurred in attending the Board of Directors or committee meetings are reimbursed by the Company. Messrs. Wegel and Goepel, the Company’s Chief Executive Officer and Chief Financial Officer, do not receive compensation for serving as a member of the Board of Directors.

Equity compensation. Our non-employee directors are eligible to receive equity-based awards as compensation for their services as directors. Historically, our non-employee directors were typically granted 50,000 stock options upon their initial election or appointment to the Board.

The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Joseph Dagrosa, Jr. (3)	—	21,047	—	21,047
Alan Bird (4)	15,000	21,047	—	36,047
T. Allan McArtor (5)	—	48,392	—	48,392
John Quelch (6)	—	31,509	—	31,509
David Ross	—	—	—	—
Deborah Robinson (7)	—	21,047	—	21,047
Cordia Harrington	—	—	—	—
Zygimantas Surintas(8)	—	16,937	—	16,937
William Shuster (9)	16,000	14,311	—	30,311

(1)	$6,000 per quarter
(2)

The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal year ended December 31, 2021 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.

(3)

Mr. Dagrosa Jr. resigned from the Board on March 31, 2022. Mr. Dagrosa, Jr. was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (iii) 50,000 stock options on 2020-06-23 with an exercise price of $0.25 expiring 2025-06-23 with one-fourth vesting every 6 months over a 24 month period.

(4)

Mr. Bird was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (iii) 50,000 stock options on 2020-06-23 with an exercise price of $0.25 expiring 2025-06-23 with one-fourth vesting every 6 months over a 24 month period.

(5)

Mr. McArtor was granted 100,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant.

(6)

Mr. Quelch was granted: (i) 50,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (ii) 50,000 stock options on 2020-09-23 with an exercise price of Cdn$0.78 expiring 2025-09-23 with one-fourth vesting every 6 months over a 24 month period.

(7)

Ms. Robinson was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (iii) 50,000 stock options on 2020-06-23 with an exercise price of $0.25 expiring 2025-06-23 with one-fourth vesting every 6 months over a 24 month period.

(8)

Mr. Surintas was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant.

(9)

Mr. Shuster was granted 100,000 RSUs granted on 2021-11-01 with closing price of underlying security on date of grant of $1.61 (Cdn$2.06) and vesting 50% on each 2nd and 3rd anniversaries of the grant.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers during the year ended December 31, 2021. Our named executive officers, who are our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2021 are named in the table below. We refer to each of them in this section as our “Named Executive Officer” or “NEO.”

Summary Compensation Table for 2021

The following table sets forth the annual base salary and other compensation paid to each of the NEOs for the fiscal years ended December 31, 2020 and 2021:

Name and Principal Position	Fiscal Year	Salary	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan ($)	Bonus	Total ($)
Edward J. Wegel	2020	$180,000	$1,159	$13,232	$—	$—	$194,392
	2021	$158,750	$127,946	$26,465	$—	$—	$313,161
Chairman and Chief Executive Officer
Ryan Goepel	2020	$118,726	$5,992	$8,835	$—	—	$133,553
	2021	$161,875	$247,403	$17,671	$—	$—	$426,949
Executive Vice President, Chief Financial Officer
Juan Nunez	2020	$85,500	$1,159	$4,109	$—	—	$90,769
	2021	$142,445	$40,557	$8,219	$—	$—	$191,221
Chief Operating Officer

(1)

The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal year ended December 31, 2020 and 2021 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.

(2)

The amounts reported in the “Option Awards” column represent the grant date fair value of the stock options granted to the NEOs during the fiscal year ended December 31, 2020 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and restricted stock units for each of the NEOs outstanding as of December 31, 2021.

	Option Awards						Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Share Units That Have Not Vested (#)		Market Value of Restricted Share Units That Have Not Vested ($)(2)
Edward J. Wegel	6/23/2020	214,667	(3)	107,333	0.25	6/23/2025	—		—
	10/28/2020	—		—	—	—	25,000	(4)	$35,500
	6/11/2021	—		—	—	—	250,000	(4)	$355,000
Ryan Goepel	6/23/2020	143,334	(3)	71,666	0.25	6/23/2025	—		—
	10/28/2020	—		—	—	—	75,000	(4)	$106,500
	12/14/2020	—		—	—	—	75,000	(4)	$106,500
	6/11/2021	—		—	—	—	250,000	(4)	$355,000
Juan Nunez	6/23,2020	83,334	(3)	16,666	0.25	6/23/2025	—		—
	10/28/2020	—		—	—	—	25,000	(4)	$35,500

(1)	All outstanding options were granted under our Amended Option Plan and all outstanding restricted share units were granted under our Restricted Share Unit Plan.
(2)	The closing market price of our common stock on the OTCQB on December 31, 2021 was $1.42 per share.
(3)

This option vests monthly over 24 months, subject to the executive’s continued service to us. These options are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such options or fails to provide for the conversion or replacement of such options with an equivalent award.

(4)

50% of the restricted share units vests on each of the second and third anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

Executive Compensation

Our performance-driven compensation program for our NEOs consists of the following main components:

•	base salary;

•	performance-based incentives;

•	equity-based incentives;

•	benefits; and

•	perquisites.

We will continue to build our executive compensation program around each of these elements because each individual component is useful in furthering our compensation philosophy and we believe that, collectively, they are effective in achieving our overall objectives.

Base Salary. We provide our NEOs with a base salary to compensate them for their service to our Company during each fiscal year. The base salary payable to each NEO is intended to provide a fixed component of compensation that adequately reflects the executive’s qualifications, experience, role and responsibilities. Base salary amounts are established based on consideration of, among other factors, the scope of the NEO’s position, responsibilities and years of service and our compensation committee’s general knowledge of the competitive market, based on, among other things, experience with other similarly situated companies and our industry and market data.

Employment Agreements

On September 1, 2021, the Company entered into an employment agreement with Ryan Goepel, the Company’s EVP and Chief Financial Officer (the “Goepel Employment Agreement”). The Goepel Employment Agreement is for a three year term and provides for an annual base salary of $225,000 and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Goepel is entitled to receive severance payments, including one years of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Goepel Employment Agreement is not complete and is qualified by reference to the complete document.

On September 1, 2021, the Company entered into an employment agreement with Juan Nunez, the Company’s Chief Operating Officer (the “Nunez Employment Agreement”). The Nunez Employment Agreement is for a three year term and provides for an annual base salary of $175,000 and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Nunez is entitled to receive severance payments, including one years of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Nunez Employment Agreement is not complete and is qualified by reference to the complete document.

Equity Incentive Plans

Description of our Incentive Stock Option Plan, Restricted Share Unit Plan and Performance Share Unit Plan are included in Proposals 2, 3 and 4, respectively.

Retirement and Other Benefits

The Company does not currently have any retirement or other benefits plans.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of October 14, 2022, by:

•	each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

•	each named executive officer and each director and nominee; and

•	all of the Company’s executive officers and directors and nominees as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of the Company’s common stock is based on 31,702,242 shares of the Company’s common stock issued and outstanding as of October 14, 2022.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.

	Common Stock		Class A Non-Voting Common Stock(2)		Class B Non-Voting Common Stock(1)
Name and Address of Beneficial Owner(2)	Shares	%	Shares	%	Shares	%	Total Voting %
5% Stockholders Nominees:			—	—	—	—	—
Ronald T. Bevans, Jr.	2,960,715	9.34%	—	—	—	—	9.34%
SmartLynx Airlines Malta Limited(3)	2,432,500	7.67%	—	—	—	—	7.67%
Ascent Global Logistics, Inc. (4)	7,537,313	23.78%	—	—	1,200,000	2.28%	23.78%
Joseph DaGrosa Jr. (5)	1,189,292	3.75%	—	—	—	—	3.75%
Named Executive Officers and Directors
Edward J. Wegel(6)	5,401,344	17.04%	—	—	11,900	*	17.04%
Ryan Goepel(7)	1,698,459	5.36%	—	—	—	—	5.36%
Deborah Robinson(8)	57,500	*	—	—	165,000	*	*
Alan Bird(9)	57,500	*	—	—	69,000	*	*
Zygimantas Surintas	—	—	—	—	—	—	—
John Quelch(10)	50,000	*	—	—	—	—	*
T. Allan McArtor	—	—	—	—	—	—	—
Juan Nunez(11)	336,856	1.06%	—	—	—	—	1.06%
David G. Ross	—	—	—	—	—	—	—
William Shuster	—	—	—	—	—	—	—
Cordia Harrington(12)	800,000	2.52%	5,537,313	100%	—	—	2.52%
George Hambrick(13)	75,000	*	—	—	—	—	*
Indyara Andion	—	—	—	—	—	—	—
Sheila Paine	—	—	—	—	—	—	—
All executive officers, directors and nominees as a group (14 individuals)	8,484,159	26.76%	5,537,313	100%	1,445,900	2.28%	26.76%

*	Less than 1%

(1)

The Class A Non-Voting Common Stock is convertible into common stock on a 1-for-1 basis so long as such conversion does not result in such holder beneficially owning more than the Maximum Percentage. Subject to the Voting Limitation for Non-Citizens set forth in the Corporation’s Bylaws, as amended, each share of Class B Non- Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one share of fully paid and non-assessable Common Stock.

(2)	Unless otherwise noted, the business address of each of the persons and entities listed above is Bldg. 5A, 4th Floor, 4200 NW 36th Street, Miami, FL 33166.
(3)

Represents 2,325,000 shares of common stock, options to acquire 100,000 shares of common stock exercisable within 60 days of the date above, and RSUs to acquire 7,500 shares of common stock exercisable within 60 days of the date above. The address of the foregoing is MK Business Centre, 115A, Floor 2, Valley Road, Birkirkara BKR 9022, Malta.

(4)

Represents (i) 1,200,000 shares of Class B Non-Voting common stock, and (ii) warrants to purchase 7,537,313 shares of common stock; provided such warrants may not be exercised by the holder to the extent that, after giving effect to such exercise, the holder and its affiliates collectively would beneficially own in excess of 4.99% of the issued and outstanding common stock after such exercise. The address of the foregoing is 2068 E Street, Belleville, MI, 48111.

(5)	Represents 1,189,292 shares of common stock of which 722,581 shares of common stock are registered in the name of Joba Irrevocable Trust.
(6)

Represents 5,281,510 shares of common stock, 11,900 shares of Class B Non-Voting common stock, options to acquire 107,334 shares of common stock exercisable within 60 days of the date above, and RSUs to acquire 12,500 shares of common stock exercisable within 60 days of the date above.

(7)

Represents 1,589,292 shares of common stock, options to acquire 71,667 shares of common stock exercisable within 60 days of the date above, and RSUs to acquire 37,500 shares of common stock exercisable within 60 days of the date above

(8)

Represents 165,000 shares of Class B Non-Voting common stock, options to acquire 50,000 shares of common stock exercisable within 60 days of the date above, and RSUs to acquire 7,500 shares of common stock exercisable within 60 days of the date above

(9)

Represents 69,000 shares of Class B Non-Voting common stock options to acquire 50,000 shares of common stock exercisable within 60 days of the date above, and RSUs to acquire 7,500 shares of common stock exercisable within 60 days of the date above.

(10)	Represents options to acquire 50,000 shares of common stock exercisable within 60 days of the date above.
(11)	Represents 236,856 shares of common stock, and options to acquire 100,000 shares of common stock exercisable within 60 days of the date above.
(12)

Represents (i) 800,000 shares of common stock and (ii) 5,537,313 shares of Class A non-voting common stock all held by Cordia Management Inc. The address of Cordia Management Inc. is 3803 Bedford Avenue, Suite 101, Nashville, TN 32715.

(13)	Represents options to acquire 75,000 shares of common stock exercisable within 60 days of the date above.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act require our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2021, all Section 16(a) filing requirements were satisfied on a timely basis.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC.

INCENTIVE STOCK OPTION PLAN

The Global Crossing Airlines Group Inc. Incentive Stock Option Plan (the “Option Plan”) was approved by our stockholders on June 1, 2020 and became effective on such date. Certain housekeeping amendments were approved by the Board of Directors on April 1, 2022. On October 18, 2022 our Board of Directors approved an amendment, subject to stockholder approval, to increase the aggregate number of shares of common stock authorized for issuance under the Option Plan and all other stock based compensation plans from 5,460,000 to 9,400,000 additional shares of common stock and amending the Option Plan such that when stock options are exercised, the underlying stock become available for issuance under the Option Plan (the “Option Plan Amendment”) and is submitting the Option Plan Amendment to the stockholders for approval at the Annual Meeting.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Option Plan Amendment is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants at levels determined to be appropriate by the Board of Directors and the Compensation Committee to motivate, attract and retain the services of such individuals and align their financial interests with those of our stockholders. A copy of the Option Plan, as proposed to be amended by Option Plan Amendment, is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of the material features of the Option Plan, as proposed to be amended by Option Plan Amendment

Share Reserve Increase. The Option Plan provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s stockholders authorize for incentive purposes. The Board determined that increasing the shares of common stock reserved for issuance under the Option Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved Option Plan Amendment, which increases by 3,940,000 the number of shares of common stock that may be issued pursuant to awards under the Option Plan and all other stock based compensation plans, subject to approval by our stockholders at the Annual Meeting. On October 14, 2022, the closing price of a share of our common stock reported on the NEO Exchange was Cdn$0.77.

The following table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant pursuant to our equity compensation plans as of October 14, 2022:

Stock Options Outstanding	870,668 shares
Weighted Average Exercise Price of Stock Options Outstanding	n/a
Weighted Average Remaining Term of Stock Options Outstanding	n/a
Full Value Awards Outstanding (RSUs and PSUs)	3,380,834 shares
Shares Available for Grant under the Option Plan	442,167 shares

Based solely on the closing price of common stock as reported by the NEO Exchange on October 14, 2022 and the maximum number of shares that would have been available for awards as of such date under the Option Plan, the maximum aggregate market value of the common stock that could potentially be subject to new awards under the Option Plan was Cdn$340,468.59.

Rationale for share increase

The Option Plan Amendment is critical to our ongoing effort to build stockholder value. Equity awards are an important component of our executive and non-executive employee compensation programs. Our Board of Directors and Compensation Committee believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. Our Compensation Committee determined the size of the proposed increase under Option Plan Amendment based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors would likely find acceptable.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. This includes an equity-based compensation design that emphasizes a mix of time-based restricted share units (“RSUs”) and performance share units (“PSUs”), versus more dilutive stock options. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in determining the number of awards it grants. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate. Burn rate, which is the rate at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about stockholder dilution. In setting and recommending to stockholders the number of additional shares to be authorized under the Option Plan upon adoption of the Option Plan Amendment, the Compensation Committee and the Board of Directors considered the Company’s burn rates for all grants of equity awarded by the Board of Directors for the past three fiscal years ended December 31, 2021, 2020 and 2019. The following table sets forth information regarding historical awards granted for the fiscal years ended December 31, 2021, 2020 and 2019, and the corresponding net burn rate. The net burn rate is calculated by adding options and full value awards granted, less any options and full-value awards forfeited, cancelled, or expired, divided by the weighted average shares outstanding. Our three-year average net burn rate is 4.92%.

	Fiscal Year
Share Element	2021	2020	2019
Stock Options Granted	—	1,437,000	525,000
Full-Value Awards Granted(1)	1,817,500	710,000	1,460,000
Less: Stock Options Forfeited, Cancelled or Expired	25,000	50,000	225,000
Less: Full-Value Awards Cancelled	195,000	25,000	1,340,000

Net Awards Granted(2)	1,597,500	2,072,000	420,000
Weighted average common shares outstanding during the fiscal year	46,185,089	19,169,244	82,310,567
Annual Net Burn Rate	3.45%	10.81%	0.51%
Two Year Average Net Burn Rate	4.92%

(1)	Full value awards granted consist of RSUs and PSUs.
(2)	Net Awards Granted represent the sum of Stock Options Granted and Full-Value Awards Granted, less Stock Options and Full-Value Awards that forfeited, cancelled or expired.

As of December 31, 2021, there were 920,668 stock options outstanding under our stock option plan. In addition, as of December 31, 2021, there were 2,067,500 unvested full value awards with time-based vesting and nil unvested full value awards with performance vesting outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 31, 2021. As of December 31, 2021, there were 1,790,500 shares available for future awards under the Option Plan.

Summary of the Option Plan

The following description of certain features of the Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Option Plan, as proposed to be amended by Option Plan Amendment, which is attached as Appendix A to this proxy statement and incorporated herein by reference.

The principal purposes of the Option Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Option Plan provides for the grant of nonqualified stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the Option Plan. No eligible person, participant or other person shall have any claim to be granted an award under the Option Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The Option Plan will be administered by the Board of Directors of the Company. All of the powers exercisable by the Board of Directors under the Option Plan may, to the extent permitted by law and authorized by resolution of the Board of Directors, be exercised by a compensation committee of not less than three directors, all of whom shall not be employees of the Company.

Subject to applicable limitations in the Option Plan and to applicable law, the Board of Directors or the Compensation Committee, as the case may be, has the authority to:

•	designate which eligible persons will be granted awards under the Option Plan;

•	determine the type or types of awards to be granted to each participant under the Option Plan;

•

determine the terms and conditions of any award or option agreement, including any terms relating to the forfeiture of any award and the forfeiture, recapture or disgorgement of any cash, our common stock or other amounts payable with respect to any award;

•	amend the terms and conditions of any award or option agreement;

•	accelerate the exercisability of any award or the lapse of any restrictions relating to any award;

•

determine whether, to what extent and under what circumstances awards may be exercised in cash, our common stock, other securities, other awards or other property (excluding promissory notes), or canceled, forfeited or suspended;

•	interpret and administer the Option Plan and any option agreement or other instrument or agreement relating to the Option Plan;

•

establish, amend, suspend or waive rules and regulations and appoint such agents as the Board of Directors or the Compensation Committee, as applicable, shall deem necessary or appropriate for the proper administration of the Option Plan;

•

make any other determination and take any other action that the Board of Directors or the Compensation Committee, as applicable, deems necessary or desirable for the administration of the Option Plan; and

•

adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with the provisions of the laws of non-U.S. jurisdictions in which the Company or any of our affiliates may operate.

Determinations and interpretations with respect to the Option Plan are within the sole discretion of the Board of Directors or the Compensation Committee, as applicable, whose determinations and interpretations will be binding on all interested parties.

Extension of Option Plan Term. Under the rules of the NEO Exchange, if the Option Plan is approved by the stockholders, it will now expire on December 8, 2025, the third anniversary of the date that stockholders approve Option Plan Amendment to the Option Plan.

Amendments to the Option Plan. Our Board of Directors may amend, alter, suspend, discontinue or terminate the Option Plan at any time, provided that no amendment to the terms of any previously granted award may, (except as expressly provided in the Option Plan) materially and adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof and subject to applicable law. However, notwithstanding any other provision of the Option Plan or any option agreement, stockholder approval must be obtained for any amendment to the Option Plan that:

•	increases the number of common stock which may be issued under the Option Plan;

•	increases the benefits under the Option Plan;

•	modifies the requirements as to the eligibility for participation in the Option Plan;

•	modifies the limitations on the number of options that may be granted to any one person or category of persons under the Option Plan;

•	modifies the method for determining the exercise price of options granted under the Option Plan;

•	increases the maximum option period;

•	modifies the expiry and termination provisions applicable to options granted under the Option Plan; or

•	any other amendment set out in Section 10.12(7) of the NEO Exchange Listing Manual.

Amendments to Awards; No Option Repricing. The Board of Directors or the Compensation Committee may amend the terms of any previously granted award. However, except as expressly provided in the Option Plan (e.g., in the case of certain corporate transactions), no amendment to the terms of any previously granted award may adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof. Any amendment to the terms of any award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.

The Board of Directors or the Compensation Committee may make changes to awards that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange, including amendments to awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax result. If any provision of the Option Plan or an option agreement would result in adverse tax consequences to the Company, the Board of Directors or the Compensation Committee may amend such provision (or take any other action reasonably necessary) to avoid any adverse tax consequences. No action taken to avoid any adverse tax consequences to the Company will be deemed impair or otherwise adversely affect the rights of any holder of an award or any beneficiary of such holder.

Except in connection with an adjustment relating to shares of the Company’s common stock described in the section of titled “Shares Available for Awards—Award Limits” below, the Board of Directors or the Compensation Committee may not, without prior approval of the Company’s stockholders, effect any re-pricing of any previously granted “underwater” stock options.

Term of Option: The maximum term for an option granted under the Option Plan is 10 years.

Vesting. Options will vest and become exercisable in accordance with the vesting requirements established by the Compensation Committee and set forth in the applicable option agreement.

Exercise Price. The option exercise price will be determined by the Compensation Committee, which may not be less than 100% of the fair market value of our common stock on the date of grant of an option. However, there is an exception to this requirement. The Compensation Committee may grant an option with an exercise price less than 100% of the fair market value of our common stock on the date of grant if the Compensation Committee grants the option in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or one of its affiliates.

Method of Exercise. The Board of Directors or the Compensation Committee, as applicable, will determine the form or forms (e.g., cash or our common stock (actually or by attestation)) in which payment of the exercise price of options may be made. However, the stock option exercise price may not be paid by delivery of a promissory note.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to you under the Option Plan, except to a personal holding company controlled by the participant the shares of which are held directly by the participant (a “Holding Company”) or to a registered retirement savings plan established for the participant’s sole benefit (a “RRSP”) or from a Holding Company or RRSP to the participant, or by will or by the laws of descent and distribution. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an option agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)    upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each option with an equivalent option that satisfies the criteria set forth in the Option Plan; or b) in the event that the options were “continued or assumed”, or “converted or replaced” as contemplated in the Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the Option Plan, then there shall be immediate full vesting and redemption of each outstanding option.

Other Terms and Conditions. The Compensation Committee may grant stock options with such additional terms and conditions as the Board of Directors of the Compensation Committee, as applicable, shall determine.

Shares Available for Awards; Award Limits. If stockholders approve the amendment to the Option Plan, the number of shares available for future awards under the Option Plan, and all other stock based compensation plans, after such approval will be the sum of (i) 3,940,000, (ii) the number of shares available for the grant of future awards under the Option Plan immediately before the Annual Meeting, and (iii) the number of shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled (as of October 14, 2022, 4,251,502 shares were subject to outstanding awards). The number of shares issued or reserved pursuant to the Option Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Any shares of common stock subject to an award under the Option Plan that are exercised, forfeited, cancelled, settled or otherwise terminated will thereafter be deemed to be available for awards.

Compliance with Applicable Laws. We intend for awards granted under the Option Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the Option Plan. Future awards under the Option Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of Federal Income Tax Consequences

Introduction

The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Option Plan, based on currently applicable provisions of the Code. The following description applies to U.S. citizens and residents who receive awards under the Option Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Due to the complexity of the applicable provisions of the Code, this summary describes only the general U.S. federal tax principles affecting awards that may be granted under the Option Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an officer or director of the Company subject to Section 16(b) of the Exchange Act, special rules may apply to you. See the section of this summary titled “U.S. Federal Income Tax Consequences—  Special Rules for Section 16 Insiders” below.

You also may be subject to state, local or foreign income taxes, and you should refer to the applicable laws in those jurisdictions.

This summary is not intended to provide you with individualized tax advice. For the reasons discussed above, we urge you to consult your own local tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences With Respect to Awards

The following discussion is subject to the “passive foreign investment company” rules discussed below.

Non-Qualified Stock Options

•	Grant. You will not recognize any taxable income at the time a non-qualified option is granted.

•

Exercise. Upon the exercise of a non-qualified option by payment of the exercise price in cash, you will recognize ordinary income in the amount by which the fair market value of our common stock at the time of exercise exceeds the option exercise price. If you pay the exercise price by tendering other of our common stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares you tendered.

•

Tax Deduction for the Company. The Company may be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation as described in the section of this summary titled “U.S. Federal Income Tax Consequences—Income Tax Deductions” below.

•

Tax Basis of the Acquired Shares. If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise.

•

Sale of Shares. When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the common stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

•

Characterization of Capital Gain or Loss. Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the shares for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the common stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

Income Tax Deductions

Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Option Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

Special Rules for Section 16 Insiders

If you are an officer or director of the Company subject to Section 16 of the Exchange Act and you have acquired our common stock in a transaction that was not exempt from Section 16(b) within six months prior to the exercise, payout or vesting of an award, the shares you receive upon such exercise, payout or vesting of the award may be treated as restricted property for purposes of Section 83 of the Code. In these limited circumstances, you may be deemed to have received the shares pursuant to the award on the date six months after the date of your non-exempt acquisition of shares outside the Option Plan, and you will recognize (and be taxed on) ordinary income as of such date, rather than as of the date of exercise, payout or vesting.

However, Section 83(b) of the Code allows you to elect to recognize ordinary income as of the date you receive the shares pursuant to the award, without regard to Section 16(b) restrictions. In order to accomplish this result, you must make an election in the manner specified in Section 83(b) within 30 days after the date you receive such shares. We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

For certain individuals such as our officers, if awards under the Option Plan are vested, accelerated or paid out, or if you receive other benefits and payments connected with your award as a result of a change in control of the Company, such benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Code. Section 280G provides that, if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount (a) will not be deductible by the Company and (b) will be subject to an excise tax payable by the individual. “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of the Company.

Consequences of Holding Shares

Distributions on Shares

A participant who is a United States taxpayer (a “U.S. Participant”) that receives a distribution, including a constructive distribution, with respect to the shares will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of the Company. To the extent that a distribution exceeds the current and accumulated “earnings and profits of the Company, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a U.S. Participant’s tax basis in the Shares and, (b) thereafter, as gain from the sale or exchange of such Shares. (See more detailed discussion at “Disposition of Shares” below). However, the Company may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant may have to assume that any distribution by the Company with respect to the Shares will constitute ordinary dividend income. Dividends received on Shares by corporate U.S. Participants generally will not be eligible for the “dividends received deduction”. Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. Participants, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC (as defined below) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisor regarding the application of such rules.

Disposition of Shares

A U.S. Participant will recognize gain or loss on the sale or other taxable disposition of Shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received and (b) such U.S. Participant’s tax basis in the Shares sold or otherwise disposed of. Subject to the PFIC rules discussed below, any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Shares are held for more than one year. Preferential tax rates generally will apply to long-term capital gains of a U.S. Participant. Deductions for capital losses are subject to complex limitations.

Receipt of Foreign Currency

The amount of any distribution paid in foreign currency to a U.S. Participant in connection with the ownership of Shares, or on the sale, exchange or other taxable disposition of Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant that receives foreign currency and converts such foreign currency into U.S. dollars at a conversion rate other than the rate in effect on the date of receipt may have a foreign currency exchange gain or loss, which generally would be treated as U.S. source ordinary income or loss.

Taxable dividends with respect to Shares that are paid in foreign currency will be included in the gross income of a U.S. Participant as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the dividend, regardless of whether the foreign currency is converted into U.S. dollars at that time. If the foreign currency received is not converted into U.S. dollars on the date of receipt, a U.S. Participant will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who receives payment in foreign currency and engages in a subsequent conversion or other disposition of the foreign currency may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Each U.S. Participant should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Additional Tax on Passive Income

Individuals, estates and certain trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from dispositions of property (other than property held in certain trades or businesses). U.S. Participants should consult with their own tax advisors regarding the effect, if any, of this tax on their acquisition, ownership and disposition of Shares.

Foreign Tax Credit

A U.S. Participant who pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Participant’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant’s particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Information Reporting; Backup Withholding

Under U.S. federal income tax law and regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. Participants may be subject to these reporting requirements unless their Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult with their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from certain sales or other taxable dispositions of, Shares generally will be subject to information reporting and backup withholding tax, at the rate of 24%, if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, U.S. Participants that are corporations generally are excluded from these information reporting and backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS. Each U.S. Participant should consult its own financial advisor, legal counsel, or accountant regarding the information reporting and backup withholding tax rules.

Vote Required for Approval

The Option Plan Amendment must be approved by a simple majority of disinterested Stockholders, which excludes from voting on the approval stockholders that would receive, or would be eligible to receive, a material benefit under the Stock Option Plan. To the knowledge of the Company, a total of 10,232,658 shares will be excluded from the vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF OPTION PLAN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC. INCENTIVE STOCK OPTION PLAN.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC.

RESTRICTED SHARE UNIT PLAN

The Global Crossing Airlines Group Inc. Restricted Share Unit Plan (the “RSU Plan”) was approved by our stockholders on October 15, 2020 and became effective on such date. Certain housekeeping amendments were approved by the Board of Directors on April 1, 2022. On October 18, 2022 our Board of Directors approved an amendment, subject to stockholder approval, to increase the aggregate number of shares of common stock authorized for issuance under the RSU Plan and all other stock based compensation plans from 5,460,000 to 9,400,000 additional shares of common stock and amending the RSU Plan such that when RSUs vest and are exercised, the underlying stock become available for issuance under the RSU Plan (the “RSU Plan Amendment”) and is submitting the RSU Plan Amendment to the stockholders for approval at the Annual Meeting.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The RSU Plan Amendment is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants at levels determined to be appropriate by the Board of Directors and the Compensation Committee to motivate, attract and retain the services of such individuals and align their financial interests with those of our stockholders. A copy of the RSU Plan, as proposed to be amended by RSU Plan Amendment is attached as Appendix B to this proxy statement and is incorporated herein by reference.

Summary of the material features of the RSU Plan, as proposed to be amended by RSU Plan Amendment

Share Reserve Increase. The RSU Plan provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s stockholders authorize for incentive purposes. The Board determined that increasing the shares of common stock reserved for issuance under the RSU Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved RSU Plan Amendment, which increases by 3,940,000 the number of shares of common stock that may be issued pursuant to awards under the RSU Plan and all other stock based compensation plans, subject to approval by our stockholders at the Annual Meeting. On October 14, 2022, the closing price of a share of our common stock reported on the NEO Exchange was Cdn$0.77.

The table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant pursuant to equity compensation plans as of October 14, 2022 is set out under Proposal 1.

Based solely on the closing price of common stock as reported by the NEO Exchange on October 14, 2022 and the maximum number of shares that would have been available for awards as of such date under the RSU Plan, the maximum aggregate market value of the common stock that could potentially be subject to new awards under the RSU Plan was Cdn$340,468.59.

Rationale for share increase

The RSU Plan Amendment is critical to our ongoing effort to build stockholder value. Equity awards are an important component of our executive and non-executive employee compensation programs. Our Board of Directors and Compensation Committee believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. Our Compensation Committee determined the size of the proposed increase under RSU Plan Amendment based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors would likely find acceptable.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. This includes an equity-based compensation design that emphasizes a mix of time-based RSUs and PSUs, versus more dilutive stock options. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in determining the number of awards it grants. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate. Information regarding the Company’s burn rate is set forth under Proposal 1. As of December 31, 2021, there were 920,668 stock options outstanding under our equity compensation plans. In addition, as of December 31, 2021, there were 2,067,500 unvested full value awards with time-based vesting and nil unvested full value awards with performance vesting outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 31, 2021. As of December 31, 2021, there were 1,790,500 shares available for future awards under the RSU Plan.

Summary of the RSU Plan

The following description of certain features of the RSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the RSU Plan, as proposed to be amended by RSU Plan Amendment, which is attached as Appendix B to this proxy statement and incorporated herein by reference.

The principal purposes of the RSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Restricted Share Units. The holder of RSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board. The Board will have the authority to determine the timing of any grants of RSUs and may make the vesting of RSUs subject to the completion of a specified period of service with the Company or one of our affiliates. Holders of RSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock. The Board may impose additional terms and conditions on any RSU not inconsistent with the provisions of the RSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the RSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the RSU Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The RSU Plan will be administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of RSUs. In addition to the powers granted to the Board under the RSU Plan and subject to the terms of the RSU Plan, the Board shall have full and complete authority to grant RSUs, to interpret the RSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the RSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of RSU Plan Term. Under the rules of the NEO Exchange, if the RSU Plan is approved by the stockholders, it will now expire on December 8, 2025, the third anniversary of the date that stockholders approve RSU Plan Amendment to the RSU Plan.

Amendments to the RSU Plan. The Board may, subject to stockholder approval, amend the RSU Plan or terms of an RSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the RSU Plan or RSUs without obtaining stockholder approval in the following circumstances:

•	to change the termination or vesting provisions of the RSUs, except for the benefit of a Related Person; or

•

other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the NEO Exchange requirements.

Except as otherwise permitted by the NEO Exchange, amendments to the Plan set out in Section 10.12(7) of the NEO Exchange Listing Manual, may not be made without obtaining approval of the stockholders in accordance with NEO Exchange requirements.

Amendments to Awards under the RSU Plan. Unless otherwise provided by the RSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding RSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of RSU: The maximum term for an RSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such RSUs were granted.

Vesting: RSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s RSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the RSU Plan, except by will or by the laws of descent and distribution. The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an RSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)    upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each RSU with an equivalent RSU that satisfies the criteria set forth in the RSU Plan; or b) in the event that the RSUs were “continued or assumed”, or “converted or replaced” as contemplated in the RSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the RSU Plan, then there shall be immediate full vesting and redemption of each outstanding RSU.

Shares Available for Awards; Award Limits. If stockholders approve the amendment to the RSU Plan, the number of shares available for future awards under the RSU Plan, and all other stock based compensation plans, after such approval will be the sum of (i) 3,940,000, (ii) the number of shares available for the grant of future awards under the RSU Plan immediately before the Annual Meeting, and (iii) the number of shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled (as of October 14, 2022, 4,251,502 shares were subject to outstanding awards). The number of shares issued or reserved pursuant to the RSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Any shares of common stock subject to an award under the RSU Plan that are exercised, forfeited, cancelled, settled or otherwise terminated will thereafter be deemed to be available for awards.

Compliance with Applicable Laws. We intend for awards granted under the RSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the RSU Plan. Future awards under the RSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of Federal Income Tax Consequences

Introduction

The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the RSU Plan, based on currently applicable provisions of the Code. The following description applies to U.S. citizens and residents who receive awards under the RSU Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Due to the complexity of the applicable provisions of the Code, this summary describes only the general U.S. federal tax principles affecting awards that may be granted under the RSU Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an officer or director of the Company subject to Section 16(b) of the Exchange Act, special rules may apply to you. See the section of this summary titled “U.S. Federal Income Tax Consequences—  Special Rules for Section 16 Insiders” below.

You also may be subject to state, local or foreign income taxes, and you should refer to the applicable laws in those jurisdictions.

This summary is not intended to provide you with individualized tax advice. For the reasons discussed above, we urge you to consult your own local tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences With Respect to Awards

•	Grant. At the time restricted share units are granted, you will not recognize any taxable income.

•

Vesting. You will not recognize taxable income for federal income tax purposes at the time of vesting of restricted share units (unless the terms of such restricted share units provide for settlement (i.e., delivery of the shares subject to the restricted share units) at the time of vesting). However, restricted share units awarded to employees are subject to FICA withholding at the time of vesting.

•	Settlement. At the time restricted share units are settled, you will recognize ordinary income equal to the fair market value of our common stock received at such time.

•	Dividend Equivalents Received on Restricted Share Units. To the extent dividend equivalents are received by you, they will be taxed as ordinary income to you.

•

Tax Deduction for the Company. Subject to the general rules concerning deductibility of compensation as described in the section of this summary titled “U.S. Federal Income Tax Consequences—  Income Tax Deductions” below, the Company may be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the settlement of the restricted share units.

•	Tax Basis of Shares. Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income.

•

Sale of Shares. If, as usually is the case, the common stock are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

•

Characterization of Capital Gain or Loss. Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares, and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

Income Tax Deductions

Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the RSU Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

Special Rules for Section 16 Insiders

If you are an officer or director of the Company subject to Section 16 of the Exchange Act and you have acquired our common stock in a transaction that was not exempt from Section 16(b) within six months prior to the exercise, payout or vesting of an award, the shares you receive upon such exercise, payout or vesting of the award may be treated as restricted property for purposes of Section 83 of the Code. In these limited circumstances, you may be deemed to have received the shares pursuant to the award on the date six months after the date of your non-exempt acquisition of shares outside the RSU Plan, and you will recognize (and be taxed on) ordinary income as of such date, rather than as of the date of exercise, payout or vesting.

However, Section 83(b) of the Code allows you to elect to recognize ordinary income as of the date you receive the shares pursuant to the award, without regard to Section 16(b) restrictions. In order to accomplish this result, you must make an election in the manner specified in Section 83(b) within 30 days after the date you receive such shares. We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

For certain individuals such as our officers, if awards under the RSU Plan are vested, accelerated or paid out, or if you receive other benefits and payments connected with your award as a result of a change in control of the Company, such benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Code. Section 280G provides that, if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount (a) will not be deductible by the Company and (b) will be subject to an excise tax payable by the individual. “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of the Company.

Consequences of Holding Shares

Distributions on Shares

A participant who is a United States taxpayer (a “U.S. Participant”) that receives a distribution, including a constructive distribution, with respect to the shares will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of the Company. To the extent that a distribution exceeds the current and accumulated “earnings and profits of the Company, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a U.S. Participant’s tax basis in the Shares and, (b) thereafter, as gain from the sale or exchange of such Shares. (See more detailed discussion at “Disposition of Shares” below). However, the Company may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant may have to assume that any distribution by the Company with respect to the Shares will constitute ordinary dividend income. Dividends received on Shares by corporate U.S. Participants generally will not be eligible for the “dividends received deduction”. Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. Participants, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC (as defined below) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisor regarding the application of such rules.

Disposition of Shares

A U.S. Participant will recognize gain or loss on the sale or other taxable disposition of Shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received and (b) such U.S. Participant’s tax basis in the Shares sold or otherwise disposed of. Subject to the PFIC rules discussed below, any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Shares are held for more than one year. Preferential tax rates generally will apply to long-term capital gains of a U.S. Participant. Deductions for capital losses are subject to complex limitations.

Receipt of Foreign Currency

The amount of any distribution paid in foreign currency to a U.S. Participant in connection with the ownership of Shares, or on the sale, exchange or other taxable disposition of Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant that receives foreign currency and converts such foreign currency into U.S. dollars at a conversion rate other than the rate in effect on the date of receipt may have a foreign currency exchange gain or loss, which generally would be treated as U.S. source ordinary income or loss.

Taxable dividends with respect to Shares that are paid in foreign currency will be included in the gross income of a U.S. Participant as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the dividend, regardless of whether the foreign currency is converted into U.S. dollars at that time. If the foreign currency received is not converted into U.S. dollars on the date of receipt, a U.S. Participant will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who receives payment in foreign currency and engages in a subsequent conversion or other disposition of the foreign currency may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Each U.S. Participant should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Additional Tax on Passive Income

Individuals, estates and certain trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from dispositions of property (other than property held in certain trades or businesses). U.S. Participants should consult with their own tax advisors regarding the effect, if any, of this tax on their acquisition, ownership and disposition of Shares.

Foreign Tax Credit

A U.S. Participant who pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Participant’s U.S.

federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant’s particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Information Reporting; Backup Withholding

Under U.S. federal income tax law and regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. Participants may be subject to these reporting requirements unless their Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult with their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from certain sales or other taxable dispositions of, Shares generally will be subject to information reporting and backup withholding tax, at the rate of 24%, if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, U.S. Participants that are corporations generally are excluded from these information reporting and backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS. Each U.S. Participant should consult its own financial advisor, legal counsel, or accountant regarding the information reporting and backup withholding tax rules.

Vote Required for Approval

The RSU Plan Amendment must be approved by a simple majority of disinterested Stockholders, which excludes from voting on the approval stockholders that would receive, or would be eligible to receive, a material benefit under the RSU Plan. To the knowledge of the Company a total of 10,232,658 shares will be excluded from the vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF RSU PLAN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC. RESTRICTED SHARE UNIT PLAN.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC.

PERFORMANCE SHARE UNIT PLAN

The Global Crossing Airlines Group Inc. Performance Share Unit Plan (the “PSU Plan”) was approved by our stockholders on October 15, 2020 and became effective on such date. Certain housekeeping amendments were approved by the Board of Directors on April 1, 2022. On October 18, 2022 our Board of Directors approved an amendment, subject to stockholder approval, to increase the aggregate number of shares of common stock authorized for issuance under the PSU Plan and all other stock based compensation plans from 5,460,000 to 9,400,000 additional shares of common stock and amending the PSU Plan such that when stock options are exercised, the underlying stock become available for issuance under the PSU Plan (the “PSU Plan Amendment”) and is submitting the PSU Plan Amendment to the stockholders for approval at the Annual Meeting.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The PSU Plan Amendment is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants at levels determined to be appropriate by the Board of Directors and the Compensation Committee to motivate, attract and retain the services of such individuals and align their financial interests with those of our stockholders. A copy of the PSU Plan, as proposed to be amended by PSU Plan Amendment is attached as Appendix C to this proxy statement and is incorporated herein by reference.

Summary of the material features of the PSU Plan, as proposed to be amended by PSU Plan Amendment

Share Reserve Increase. The PSU Plan provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s stockholders authorize for incentive purposes. The Board determined that increasing the shares of common stock reserved for issuance under the PSU Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved PSU Plan Amendment, which increases by 3,940,000 the number of shares of common stock that may be issued pursuant to awards under the PSU Plan and all other stock based compensation plans, subject to approval by our stockholders at the Annual Meeting. On October 14, 2022, the closing price of a share of our common stock reported on the NEO Exchange was Cdn$0.77.

The table summarizing information regarding awards outstanding and shares of our common stock remaining available for grant pursuant to equity compensation plans as of October 14, 2022 is set out under Proposal 1.

Based solely on the closing price of common stock as reported by the NEO Exchange on October 14, 2022 and the maximum number of shares that would have been available for awards as of such date under the PSU Plan, the maximum aggregate market value of the common stock that could potentially be subject to new awards under the PSU Plan was Cdn$340,468.59.

Rationale for share increase

The PSU Plan Amendment is critical to our ongoing effort to build stockholder value. Equity awards are an important component of our executive and non-executive employee compensation programs. Our Board of Directors and Compensation Committee believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. Our Compensation Committee determined the size of the proposed increase under PSU Plan Amendment based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors would likely find acceptable.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. This includes an equity-based compensation design that emphasizes a mix of time-based PSUs and PSUs, versus more dilutive stock options. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in determining the number of awards it grants. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate. Information regarding the Company’s burn rate is set forth under Proposal 1. As of December 31, 2021, there were 920,668 stock options outstanding under our equity compensation plan. In addition, as of December 31, 2021, there were 2,067,500 unvested full value awards with time-based vesting and nil unvested full value awards with performance vesting outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 31, 2021. As of December 31, 2021, there were 1,790,500 shares available for future awards under the PSU Plan.

Summary of the PSU Plan

The following description of certain features of the PSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the PSU Plan, as proposed to be amended by PSU Plan Amendment, which is attached as Appendix C to this proxy statement and incorporated herein by reference.

The principal purposes of the PSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Performance Share Units. The holder of PSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board. The Board will have the authority to determine the timing of any grants of PSUs and may make the vesting of PSUs subject to the completion of target milestones (which may include performance or time targets) set by the Board. Holders of PSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock. The Board may impose additional terms and conditions on any PSU not inconsistent with the provisions of the PSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the PSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the PSU Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The PSU Plan will be administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of PSUs. In addition to the powers granted to the Board under the PSU Plan and subject to the terms of the PSU Plan, the Board shall have full and complete authority to grant PSUs, to interpret the PSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the PSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of PSU Plan Term. Under the rules of the NEO Exchange, if the PSU Plan is approved by the stockholders, it will now expire on December 8, 2025, the third anniversary of the date that stockholders approve PSU Plan Amendment to the PSU Plan.

Amendments to the PSU Plan. The Board may, subject to stockholder approval, amend the PSU Plan or terms of an PSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the PSU Plan or PSUs without obtaining stockholder approval in the following circumstances:

•	to change the termination or vesting provisions of the PSUs, except for the benefit of a Related Person;

•

other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the NEO Exchange requirements.

Except as otherwise permitted by the NEO Exchange, amendments to the Plan set out in Section 10.12(7) of the NEO Exchange Listing Manual, may not be made without obtaining approval of the stockholders in accordance with NEO Exchange requirements.

Amendments to Awards under the PSU Plan. Unless otherwise provided by the PSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding PSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of PSU: The maximum term for an PSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such PSUs were granted.

Vesting: PSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s PSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the PSU Plan, except by will or by the laws of descent and distribution. The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an PSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a)    upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each PSU with an equivalent PSU that satisfies the criteria set forth in the PSU Plan; or b) in the event that the PSUs were “continued or assumed”, or “converted or replaced” as contemplated in the PSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the PSU Plan, then there shall be immediate full vesting and redemption of each outstanding PSU.

Shares Available for Awards; Award Limits. If stockholders approve the amendment to the PSU Plan, the number of shares available for future awards under the PSU Plan, and all other stock based compensation plans, after such approval will be the sum of (i) 3,940,000, (ii) the number of shares available for the grant of future awards under the PSU Plan immediately before the Annual Meeting, and (iii) the number of shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled (as of October 14, 2022, 4,251,502 shares were subject to outstanding awards). The number of shares issued or reserved pursuant to the PSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Any shares of common stock subject to an award under the PSU Plan that are exercised, forfeited, cancelled, settled or otherwise terminated will thereafter be deemed to be available for awards.

Compliance with Applicable Laws. We intend for awards granted under the PSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the PSU Plan. Future awards under the PSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of Federal Income Tax Consequences

Introduction

The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the PSU Plan, based on currently applicable provisions of the Code. The following description applies to U.S. citizens and residents who receive awards under the PSU Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Due to the complexity of the applicable provisions of the Code, this summary describes only the general U.S. federal tax principles affecting awards that may be granted under the PSU Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an officer or director of the Company subject to Section 16(b) of the Exchange Act, special rules may apply to you. See the section of this summary titled “U.S. Federal Income Tax Consequences—Special Rules for Section 16 Insiders” below.

You also may be subject to state, local or foreign income taxes, and you should refer to the applicable laws in those jurisdictions.

This summary is not intended to provide you with individualized tax advice. For the reasons discussed above, we urge you to consult your own local tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences With Respect to Awards

•	Grant. At the time performance share units are granted, you will not recognize any taxable income.

•

Vesting. You will not recognize taxable income for federal income tax purposes at the time of vesting of performance share units (unless the terms of such performance share units provide for settlement (i.e., delivery of the shares subject to the performance share units) at the time of vesting). However, performance share units awarded to employees are subject to FICA withholding at the time of vesting.

•	Settlement. At the time performance share units are settled, you will recognize ordinary income equal to the fair market value of our common stock received at such time.

•	Dividend Equivalents Received on Performance Share Units. To the extent dividend equivalents are received by you, they will be taxed as ordinary income to you.

•

Tax Deduction for the Company. Subject to the general rules concerning deductibility of compensation as described in the section of this summary titled “U.S. Federal Income Tax Consequences—Income Tax Deductions” below, the Company may be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the settlement of the performance share units.

•	Tax Basis of Shares. Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income.

•

Sale of Shares. If, as usually is the case, the common stock are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

•

Characterization of Capital Gain or Loss. Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares, and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

Income Tax Deductions

Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the PSU Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

Special Rules for Section 16 Insiders

If you are an officer or director of the Company subject to Section 16 of the Exchange Act and you have acquired our common stock in a transaction that was not exempt from Section 16(b) within six months prior to the exercise, payout or vesting of an award, the shares you receive upon such exercise, payout or vesting of the award may be treated as restricted property for purposes of Section 83 of the Code. In these limited circumstances, you may be deemed to have received the shares pursuant to the award on the date six months after the date of your non-exempt acquisition of shares outside the PSU Plan, and you will recognize (and be taxed on) ordinary income as of such date, rather than as of the date of exercise, payout or vesting.

However, Section 83(b) of the Code allows you to elect to recognize ordinary income as of the date you receive the shares pursuant to the award, without regard to Section 16(b) restrictions. In order to accomplish this result, you must make an election in the manner specified in Section 83(b) within 30 days after the date you receive such shares. We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

For certain individuals such as our officers, if awards under the PSU Plan are vested, accelerated or paid out, or if you receive other benefits and payments connected with your award as a result of a change in control of the Company, such benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Code. Section 280G provides that, if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount (a) will not be deductible by the Company and (b) will be subject to an excise tax payable by the individual. “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of the Company.

Consequences of Holding Shares

Distributions on Shares

A participant who is a United States taxpayer (a “U.S. Participant”) that receives a distribution, including a constructive distribution, with respect to the shares will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of the Company. To the extent that a distribution exceeds the current and accumulated “earnings and profits of the Company, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a U.S. Participant’s tax basis in the Shares and, (b) thereafter, as gain from the sale or exchange of such Shares. (See more detailed discussion at “Disposition of Shares” below). However, the Company may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant may have to assume that any distribution by the Company with respect to the Shares will constitute ordinary dividend income. Dividends received on Shares by corporate U.S. Participants generally will not be eligible for the “dividends received deduction”. Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. Participants, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC (as defined below) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisor regarding the application of such rules.

Disposition of Shares

A U.S. Participant will recognize gain or loss on the sale or other taxable disposition of Shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received and (b) such U.S. Participant’s tax basis in the Shares sold or otherwise disposed of. Subject to the PFIC rules discussed below, any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Shares are held for more than one year. Preferential tax rates generally will apply to long-term capital gains of a U.S. Participant. Deductions for capital losses are subject to complex limitations.

Receipt of Foreign Currency

The amount of any distribution paid in foreign currency to a U.S. Participant in connection with the ownership of Shares, or on the sale, exchange or other taxable disposition of Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant that receives foreign currency and converts such foreign currency into U.S. dollars at a conversion rate other than the rate in effect on the date of receipt may have a foreign currency exchange gain or loss, which generally would be treated as U.S. source ordinary income or loss.

Taxable dividends with respect to Shares that are paid in foreign currency will be included in the gross income of a U.S. Participant as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the dividend, regardless of whether the foreign currency is converted into U.S. dollars at that time. If the foreign currency received is not converted into U.S. dollars on the date of receipt, a U.S. Participant will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who receives payment in foreign currency and engages in a subsequent conversion or other disposition of the foreign currency may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Each U.S. Participant should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Additional Tax on Passive Income

Individuals, estates and certain trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from dispositions of property (other than property held in certain trades or businesses). U.S. Participants should consult with their own tax advisors regarding the effect, if any, of this tax on their acquisition, ownership and disposition of Shares.

Foreign Tax Credit

A U.S. Participant who pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Participant’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant’s particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Information Reporting; Backup Withholding

Under U.S. federal income tax law and regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. Participants may be subject to these reporting requirements unless their Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult with their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from certain sales or other taxable dispositions of, Shares generally will be subject to information reporting and backup withholding tax, at the rate of 24%, if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, U.S. Participants that are corporations generally are excluded from these information reporting and backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS. Each U.S. Participant should consult its own financial advisor, legal counsel, or accountant regarding the information reporting and backup withholding tax rules.

Vote Required for Approval

The PSU Plan Amendment must be approved by a simple majority of disinterested stockholders, which excludes from voting on the approval stockholders that would receive, or would be eligible to receive, a material benefit under the PSU Plan. To the knowledge of the Company a total of 10,232,658 shares will be excluded from the vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PSU PLAN AMENDMENT TO THE GLOBAL CROSSING AIRLINES GROUP INC. PERFORMANCE SHARE UNIT PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2021, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans(3) (Excluding Securities Reflected in Column (a)) (c) (#)
Equity compensation plans approved by stockholders	2,988,168	0.25	2,790,500
Equity compensation plans not approved by stockholders	—	—	—

Total	2,988,168	0.25	2,790,500

(1)	Represents 920,668 incentive stock options and 2,067,500 outstanding service-based restricted share units
(2)	Reflects outstanding incentive stock options at a weighted average exercise price of $0.25 and restricted share units at a weighted average exercise price of zero.
(3)

Represents 1,790,500 incentive stock options and/or restricted stock units available for future issuance and 1,000,000 shares of our common stock available for future issuance under the Global Crossing Airlines Group Inc. Employee Stock Purchase Plan.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Rosenberg Rich Baker Berman P.A. (“RRBB”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RRBB has audited our financial statements for the years ended December 31, 2021 and 2020.

Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of RRBB as our independent registered public accounting firm. However, the Board is submitting the appointment of RRBB to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A majority of the votes cast at the Annual Meeting will be required to ratify the appointment of RRBB. Abstentions will not have any effect on the outcome of this proposal.

Representatives of RRBB are expected to be present at the Annual Meeting via telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RRBB AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The Audit Committee represents and assists the Board by overseeing: (i) the Company’s financial statements and internal controls; (ii) the independent registered public accounting firm’s qualifications and independence; and (iii) the performance of the Company’s independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with NEO Exchange listing standards and other applicable regulations. Each member of the Audit Committee is financially literate and our Board has determined that committee member, Ms. Bird, is an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of the Company’s system of internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm, the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2021 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board. The Audit Committee also discussed with both management and the Company’s independent registered public accounting firm the design and efficacy of the Company’s internal control over financial reporting.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence), and considered the compatibility of non-audit services rendered to the Company with the independence of the Company’s independent registered public accounting firm. The Audit Committee has determined that the rendering of the services other than audit services by RRBB is compatible with maintaining the principal accountant’s independence.

The Audit Committee also discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work and the overall quality of the Company’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
Alan Bird

David Ross

John Quelch

The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees

The aggregate fees billed by the Company’s principal accounting firm, RRBB for auditing the annual financial statements and related regulations included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit fees.” These services include services and consultations related to the Company’s material weaknesses in internal controls, the Company’s IT controls, financial accounting and reporting standards.

“Tax Fees” include fees for tax advice and tax planning. “All Other Fees” consist of permitted services other than those that meet the criteria described above. RRBB or its affiliates did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company’s executive officers or members of the Board.

The following table shows the fees for professional services rendered to us by RRBB for services in respect of the years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$162,500	$75,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$162,500	$75,000

Consistent with the Audit Committee charter, audit, audit-related, tax, and other services are pre-approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining RRBB’s independence.

Our audit fees increased in 2021 primarily due to us completing a registration statement on Form S-1.

RELATED PERSON POLICY AND TRANSACTIONS

Related Person Transactions Policy and Procedures

Our Audit committee is responsible for developing and recommending to the Board for approval policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K, as may be amended from time to time, and any other applicable requirements (the “Related Person Transactions Policy”). The Audit Committee is also responsible for review of the Related Person Transactions Policy at least annually and recommend to the Board for approval any changes to the Policy. Further the Audit Committee is responsible to oversee the implementation of and compliance with the Related Person Transactions Policy, including reviewing, approving or ratifying related person transactions, as appropriate pursuant to the Related Person Transaction Policy. The Audit Committee has not yet developed the Related Person Transaction Policy but it expects to do so in the near term.

Related Person Transactions

Except as described below, during 2021 and 2020, the Company did not enter into any related person transactions.

•	As of December 31, 2021, GlobalX Ground Team LLC (owned 50% by the Company) was owed $197,558 in relation to ground services provided at Miami-Dade Airport.

•

AVi8 Air Capital, LLC is an entity owned by common stockholders. The Company from time to time received monies from related parties for working capital purposes. These advances are non-interest bearing and have no repayment terms. There were no amounts due to AVi8 Air Capital LLC as of December 31, 2021 (December 31, 2020—$232,027).

•

Smartlynx Airlines Malta Limited is an entity whose Chief Executive Officer is a Board Member of Global. During the year ending December 31, 2020, Global made advanced payments totaling $500,000 to Smartlynx. $350,000 of those payments related to two security deposits. One is a $250,000 security deposit for one passenger aircraft to deliver 200 hours of ACMI services per month from December 2021 through April 2022 and the second is a $100,000 security deposit for a long term lease of an A321F aircraft. Total deposits and prepaid expense related to Smartlynx totaled $250,000 and $500,000 as of December 31, 2021 and December 31, 2020, respectively, are included in other assets on the consolidated balance sheets.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Stockholders who currently receive multiple copies of the Annual Meeting materials at their address and would like to request “householding” of their communications should contact their brokers.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and the Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

By Order of the Board of Directors,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chairman
October 28, 2022

APPENDIX A

GLOBAL CROSSING AIRLINES GROUP INC. INCENTIVE STOCK OPTION PLAN

GLOBAL CROSSING AIRLINES GROUP INC.

2022 INCENTIVE STOCK OPTION PLAN

OCTOBER 18, 2022

ARTICLE 1 PURPOSE AND INTERPRETATION		1

1.1	Purpose	1

1.2	Definitions	1

ARTICLE 2 SHARE OPTION PLAN		4

2.1	The Plan	4

2.2	Participants	4

2.3	Maximum Number of Voting Shares	5

2.4	Limitations on Stock Option Grants	5

2.5	Price	5

2.6	Vesting	5

2.7	Lapsed Options	5

2.8	Consideration, Option Period and Payment	7

2.9	Termination of Employment	7

2.10	Death of Participant	7

2.11	Adjustment in Shares Subject to the Plan. In the event that:	7

2.12	Change in Control	8

2.13	Interpretation	8

2.14	Discretion to Accelerate Options	9

2.15	Options Need Not be Treated Identically	9

2.16	Record Keeping	9

2.17	Option Agreements	9

2.18	Tax Withholding	10

ARTICLE 3 GENERAL		10

3.1	Assignability and Transferability	10

3.2	Employment	11

3.3	Delegation to Compensation Committee	11

3.4	Administration of the Plan	11

3.5	Amendment, Modification or Termination of the Plan	11

3.6	No Representation or Warranty	12

3.7	Governing Law	12

3.8	Approval and Effective Date	12

3.9	Compliance with Applicable Law	12

3.10	Rights of Participant	12

- i -

3.11	Conflict	12
3.12	Time of Essence	12
3.13	Compliance with U.S. Laws	12
3.14	Entire Agreement	13

APPENDIX “A”		1

- ii -

ARTICLE 1

PURPOSE AND INTERPRETATION

1.1

Purpose. The purpose of the Plan is to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Voting Shares of the Corporation by directors, officers, employees and Consultants of the Corporation.

1.2	Definitions. In the Plan, the following capitalized words and terms shall have the following meanings:

(a)	“Act” means the Delaware General Corporation Law or its successor, as amended from time to time.

(b)	“Affiliate” shall have the meaning ascribed thereto in the Securities Act.

(c)	“Associate” shall have the meaning ascribed thereto in the Securities Act.

(d)

“Blackout Period” means a period, formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of material undisclosed information, during which Participants are prohibited from exercising options.

(e)	“Board of Directors” means the board of directors of the Corporation as constituted from time to time and any committee of the board of directors.

(f)	“Cause” has the meaning given to that term under the laws of the State of Florida.

(g)	“CEO” means the Chief Executive Officer of the Corporation.

(h)	“Change in Control” means the occurrence of any one or more of the following events:

(i)

a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its subsidiaries and another corporation or other entity, as a result of which the holders of Voting Shares prior to the completion of the transaction hold less than 50% of the votes attached to all of the outstanding voting securities of the successor corporation or entity after completion of the transaction;

(ii)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(iii)

any person, entity or group of persons or entities acting jointly or in concert (the “Acquiror”) acquires, or acquires control (including the power to vote or direct the voting) of, voting securities of the Corporation which, when added to the voting securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or direct the casting of 50% or more of the votes attached to all of the Corporation’s outstanding voting securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(iv)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation;

(v)	as a result of or in connection with:

(A)	the contested election of directors; or

(B)	a transaction referred to in paragraph (i) of this definition of “Change in Control”,

the nominees named in the most recent management information circular of the Corporation for election to the board of ..directors of the Corporation shall not constitute a majority of the directors;

(vi)	the Board adopts a resolution to the effect that a transaction or series of transactions involving the Corporation or any of its affiliates that has occurred or is imminent is a Change in Control,

and for purposes of the foregoing, “voting securities” means the Voting Shares and any other shares entitled to vote for the election of directors, and shall include any securities, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but which are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities.

(i)	“Consultant” means, in relation to the Corporation, an individual or company, other than an employee or a Director of the Corporation, that:

(i)

is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to a related entity of the Corporation, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Corporation or related entity and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or related entity of the Corporation; and

(iv)	has a relationship with the Corporation or a related entity of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

For purposes of the above definition of “Consultant”, the term “Director” means a director, senior officer or Management Company Employee of the Corporation, or a director, senior officer or Management Company Employee of the Corporation’s subsidiaries.

(j)	“Consultant Company” means a Consultant that is a company.

(k)	“Corporation” means Global Crossing Airlines Group Inc., a corporation domesticated under the Act, and its successors from time to time.

(l)	“Designated Affiliate” means the Affiliates of the Corporation designated by the Board of Directors for purposes of the Plan from time to time.

(m)	“Distribution” shall have the meaning ascribed thereto in the Securities Act.

(n)	“Exchange” means the Neo Exchange Inc. or such other stock exchange or quotation system as the Voting Shares may from time to time be listed or quoted for trading.

(o)	“employee” means:

(i)	an individual who is considered an employee of the Corporation or its related entity;

(ii)

an individual who works full-time for the Corporation or its related entity providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Corporation or its related entity on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

(p)	“Expiry Date” shall have the meaning specified in Section 2.15(b) hereof.

(q)	“Holding Company” shall have the meaning specified in Section 2.2 hereof.

(r)	“Issuer Bid” shall have the meaning ascribed thereto in the Securities Act.

(s)

“Management Company Employee” means an individual employed by a person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation;

(t)	“Option Agreements” shall have the meaning specified in Section 2.16 hereof.

(u)	“Option Period” means the period of time an option may be exercised as specified in Subsection 2.7(a) hereof.

(v)	“Participant” means a participant under the Plan.

(w)	“Plan” means the incentive stock option plan provided for herein.

(x)	“Related Person” has the meaning ascribed to that term in Neo Exchange Listing Manual.

(y)	“RRSP” shall have the meaning specified in Section 2.2 hereof.

(z)	“Securities Act” means the Securities Act (British Columbia) or its successor, as amended from time to time.

(aa)	“Security-Based Compensation Arrangement” includes:

(i)	the Plan;

(ii)	the Restricted Share Unit Plan of the Corporation;

(iii)	the Performance Share Unit Plan of the Corporation; and

(iv)

any employee stock purchase plan or any other compensation or incentive mechanism, in each case involving the issuance or potential issuance of securities of the Corporation to one or more service providers and which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

(bb)	“Take-Over Bid” shall have the meaning ascribed thereto in the Securities Act.

(cc)	“US Taxpayer” means a Participant liable to pay income taxes in the United States as a result of the grant of an option or exercise thereof.

(dd)	“Voting Shares” means the shares of common stock of the Corporation as constituted on the date hereof.

ARTICLE 2

SHARE OPTION PLAN

2.1	The Plan. The Plan is hereby established for certain directors, officers, employees and Consultants of the Corporation and of Designated Affiliates.

2.2

Participants. Participants in the Plan shall be bona fide directors, officers, employees and Consultants of the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors) who, by the nature of their positions or jobs are, in the opinion of the Board of Directors, upon the recommendation of the CEO of the Corporation, in a position to contribute to the success of the Corporation. At the request of any Participant, options granted to such Participant may be issued to and registered in the name of a personal holding company controlled by such Participant the shares of which are held directly by the Participant (“Holding Company”) or to a registered retirement savings plan established for the sole benefit of such Participant (“RRSP”) and, in such event, the provisions of this Plan shall apply to such options mutatis mutandis as though they were issued to and registered in the name of the Participant.

2.3

Maximum Number of Voting Shares. The number of Voting Shares issuable pursuant to options to purchase Voting Shares granted pursuant to the Plan, together with all other Security-Based Compensation Arrangements of the Corporation, shall not exceed 9,400,000 at the time of any stock option grant, subject to any adjustments made pursuant to section 2.10. However, if any option has been exercised, then the number of Voting Shares into which such option was exercised shall become available to be issued under all Security-Based Compensation Arrangements.

2.4

Price. The exercise price per Voting Share shall be determined by the Board of Directors at the time the option is granted, but such price shall not be less than the closing price of the Voting Shares on the Exchange on the last trading day preceding the date on which the grant of the option is approved by the Board of Directors. In the event that the Voting Shares are not listed and posted for trading on any stock exchange or other quotation system, the exercise price shall be the fair market value of the Voting Shares as determined by the Board of Directors in its sole discretion.

2.5	Vesting. The issuance of options under the Plan will be subject to the vesting periods, if any, as determined by the Board of Directors in its discretion.

2.6

Lapsed Options. In the event that options granted under the Plan terminate or expire without being exercised in whole or in part in accordance with the terms of the Plan, the Voting Shares reserved for issuance but not purchased under such lapsed options shall be available for subsequent options to be granted under the Plan.

2.7	Consideration, Option Period and Payment.

(a)

The period during which options may be exercised shall be determined by the Board of Directors, in its discretion, to a maximum of ten years from the date the option is granted (the “Option Period”), except as the Option Period may be extended with respect to any option that expires within a Blackout Period and except as the Option Period may be reduced with respect to any option as provided in Sections 2.8 and 2.9 hereof respecting termination of employment or death of the Participant or amended from time to time by the Board of Directors, in its discretion, subject to the approval of any stock exchange or regulatory requirements.

(b)

In the event that options granted under the Plan expire within a Blackout Period, the expiration date of the Option Period relating to such options shall automatically be extended to such date that is ten (10) business days after the expiry of the applicable Blackout Period. Notwithstanding the foregoing, the automatic extension of any Option Period shall not be permitted where the Participant or the Corporation is subject to a cease trade order (or similar order under securities laws) in respect of the Corporation’s securities. Furthermore, the automatic extension of any Option Period shall not be permitted where Participants are subject to United States federal income taxation, and such extension would result in an impermissible extension of the Expiry Date under section 409A of the U.S. Internal Revenue Code.

(c)

Subject to any other provision of this Plan, and in particular the vesting provisions set forth in Section 2.5 hereof, an option may be exercised from time to time during the Option Period, subject to vesting limitations by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Voting Shares with respect to which the option is being exercised and accompanied by payment in full of the exercise price therefor. Certificates for such Voting Shares shall be issued and delivered to the Participant as soon as practicable following receipt of such notice and payment.

(d)

Except as set forth in Sections 2.8 and 2.9 hereof, no option may be exercised unless the Participant is, at the time of such exercise, a director, officer, employee or Consultant of the Corporation or any of its Designated Affiliates and shall have been continuously a director, officer, employee or Consultant since the grant of his or her option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for purposes of the Plan.

(e)

The exercise of any option will be contingent upon receipt by the Corporation of cash payment of the full exercise price of the Voting Shares, which are the subject of the exercised option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Voting Shares with respect to which he or she was granted an option under the Plan, unless and until certificates for such Voting Shares are issued to him or her under the terms of the Plan.

(f)

Notwithstanding any other provision of this Plan or in any option granted to a Participant, the Corporation shall not be obligated to issue or deliver Voting Shares to a Participant upon the exercise of any option or take other actions under the Plan until the Corporation shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any stock exchange, regulatory or governmental agency have been obtained and contractual obligations to which the grant of the option exercisable for such Voting Shares may be subject have been satisfied. In particular, the Corporation, in its discretion, may postpone the issuance or delivery of Voting Shares under any option until:

(i)

completion of such stock exchange listing or registration or other qualification of such Voting Shares or obtaining approval of such regulatory authorities as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; and

(ii)

the receipt from the Participant of such information, representations, warranties, agreements and undertakings, including as to future dealings in such Voting Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with all applicable securities laws.

(g)

An option may be exercised at any time after the date the option has been granted, subject to any vesting provisions attaching thereto, up to 5:00 p.m. (Eastern time) on the last day of the Option Period and shall not be exercisable thereafter.

2.8	Termination of Employment. Subject to the next following sentence, if a Participant shall cease to be:

(a)	a director or Consultant of the Corporation or any of its Designated Affiliates (and is not or does not continue to be an employee thereof for any reason other than death); or

(b)

an officer or employee of the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment;

(collectively, “Termination”) he or she or it may, but only within 90 days next succeeding such Termination, exercise his or her or its options to the extent that he or she or it was entitled to exercise such options at the date of such Termination; provided that in no event shall such right extend beyond the Option Period. If a Participant is terminated for Cause, his or her options shall expire immediately. This section is subject to any agreement with any Participant with respect to the rights of such Participant upon Termination or Change in Control of the Corporation.

2.9

Death of Participant. In the event of the death of a Participant who is a director or Consultant of the Corporation or any of its Designated Affiliates or who is an officer or employee having been continuously in the employ of the Corporation or any of its Designated Affiliates, the options theretofore granted to him or her shall be exercisable within the one year next succeeding such death and then only:

(a)	by the person or persons to whom the Participant’s rights under the options shall pass by the Participant’s will or the laws of descent and distribution; and

(b)	to the extent that he or she was entitled to exercise the options at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

2.10	Adjustment in Shares Subject to the Plan. In the event that:

(a)	there is any change in the Voting Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;

(b)	the Corporation declares a dividend on Voting Shares payable in Voting Shares or securities convertible into or exchangeable for Voting Shares; or

(c)	the Corporation issues Voting Shares, or securities convertible into or exchangeable for Voting Shares, in respect of, in lieu of, or in exchange for, existing Voting Shares,

the number of Voting Shares available for option, the Voting Shares subject to any option, and the option price thereof, shall be adjusted appropriately by the Board of Directors in its sole discretion and such adjustment shall be effective and binding for all purposes of the Plan.

2.11

Change in Control. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s agreement with the Corporation or its related entity, or in the Option Agreement, if a Change in Control shall conclusively be deemed to have occurred and either one of the following occurs:

(a)

upon a Change in Control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each option with an equivalent option that satisfies the criteria set forth in Section 2.12(a) or 2.12(b); or

(b)

in the event that the options were “continued or assumed”, or “converted or replaced” as contemplated in 2.12, during the two-year period following the effective date of a Change in Control, the Participant’s employment or engagement is terminated as contemplated in Section 2.8 or 2.9.

then there shall be immediate full vesting and redemption of each outstanding option.

2.12	Interpretation. For the purposes of interpretation of Section 2.11:

(a)

the obligations with respect to each Participant shall be considered to have been “continued or assumed” by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)	the Voting Shares remain publicly held and widely traded on an established stock exchange; and

(ii)	the terms of the Plan and each option are not materially altered or impaired without the consent of the Participant; and

(b)

the obligations with respect to each option shall be considered to have been “converted or replaced” with an equivalent option by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)

each option is converted or replaced with a replacement option in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada) in the case of a Participant that is a Canadian Taxpayer (or that complies with Code Section 409A in the case of a Participant that is a US Taxpayer, to the extent applicable) on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such option;

(ii)

the converted or replaced option preserves the existing value of each underlying option being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including with respect to termination for Cause or constructive dismissal) that are no less favourable to the Designated Participant than the underlying option being replaced, and all other terms of the converted option or replacement option (but other than the security and number of shares represented by the continued option or replacement option) are substantially similar to the underlying option being converted or replaced; and

(iii)	the security represented by the converted or replaced option is of a class that is publicly held and widely traded on an established stock exchange.

2.13

Discretion to Accelerate Options. Notwithstanding Section 2.11, in the event of a Change in Control, the Board may accelerate the dates upon which any or all outstanding options shall vest and be exercised, without regard to whether such options have otherwise vested in accordance with their terms and such acceleration may or may not be conditional upon completion of the Change in Control event.

2.14

Options Need Not be Treated Identically. In taking any of the actions contemplated by this Plan, the Board shall not be obligated to treat all options held by any Participant, or all options in general, identically.

2.15	Record Keeping. The Corporation shall maintain a register in which shall be recorded:

(a)	the name and address of each Participant in the Plan; and

(b)	the number of options granted to a Participant and the aggregate number of options outstanding, the exercise price and the expiry date (the “Expiry Date”) thereof.

2.16

Option Agreements. All options granted pursuant to the Plan shall be evidenced by written agreements between the Corporation and each Participant to whom options are granted hereunder in the form attached hereto as Appendix “A” (“Option Agreements”) and containing such terms and conditions, not inconsistent with the provisions of the Plan, as may be established by the Board of Directors, including the following:

(a)	the number of options covered by any grant of options and the number of Voting Shares which such options shall entitle the Participant the right to purchase;

(b)	subject to and in accordance with the provisions of Section 2.4, the price of the Voting Shares covered by any option, stated and payable in Canadian dollars; and

(c)	subject to and in accordance with the provisions of Section 2.7, the Option Period.

2.17

Tax Withholding. The Corporation may withhold from any amount payable to a Participant, either under this Plan or otherwise, such amount as may be necessary to enable the Corporation to comply with the applicable requirements of any federal, provincial, state or local law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to grants hereunder (“Withholding Obligations”). The Corporation shall also have the right in its discretion to satisfy any liability for any Withholding Obligations by selling, or causing a broker to sell, on behalf of any Participant such number of Voting Shares issued to the Participant sufficient to fund the Withholding Obligations (after deducting commissions payable to the broker), or retaining any amount payable which would otherwise be delivered, provided or paid to the Participant hereunder. The Corporation may require a Participant, as a condition to exercise of an Option, to make such arrangements as the Corporation may require so that the Corporation can satisfy applicable Withholding Obligations, including, without limitation, requiring the Participant to (i) remit the amount of any such Withholding Obligations to the Corporation in advance; (ii) reimburse the Corporation for any such Withholding Obligations; or (iii) cause a broker who sells Voting Shares acquired by the Participant under the Plan on behalf of the Participant to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Corporation.

Any Voting Shares of a Participant that are sold by the Corporation, or by a broker engaged by the Corporation (the “Broker”), to fund Withholding Obligations will be sold as soon as practicable in transactions effected on the Exchange. In effecting the sale of any such Voting Shares, the Corporation or the Broker will exercise its sole judgement as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price. Neither the Corporation nor the Broker will be liable for any loss arising out of any sale of such Voting Shares including any loss relating to the manner or timing of such sales, the prices at which the Voting Shares are sold or otherwise. In addition, neither the Corporation nor the Broker will be liable for any loss arising from a delay in transferring any Voting Shares to a Participant. The sale price of Voting Shares sold on behalf of Participants will fluctuate with the market price of the Corporation’s shares and no assurance can be given that any particular price will be received upon any such sale.

ARTICLE 3

GENERAL

3.1

Assignability and Transferability. The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be assignable or transferable by the Participant except (i) from the Participant to his or her Holding Company or RRSP or from a Holding Company or RRSP to the Participant and, in either such event, the provisions of this Plan shall apply mutatis mutandis as though they were originally issued to and registered in the name of the Participant, or (ii) as otherwise specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

3.2

Employment. Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Participant’s employment at any time. Participation in the Plan by a Participant shall be voluntary.

3.3

Delegation to Compensation Committee. All of the powers exercisable by the Board of Directors under the Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors of the Corporation, be exercised by a Compensation Committee of not less than three (3) directors. The members of any such Compensation Committee shall not be employees of the Corporation.

3.4

Administration of the Plan. The Board of Directors of the Corporation shall administer the Plan. The Board of Directors shall be authorized to interpret and construe the Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the purposes, provisions and administration of the Plan and determine the Participants to be granted options, the number of Voting Shares covered thereby, the exercise price therefor and the time or times when they may be exercised. Any such interpretation or construction of the Plan shall be final and conclusive. The Corporation shall pay all administrative costs of the Plan. The senior officers of the Corporation are hereby authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan.

3.5

Amendment, Modification or Termination of the Plan. Subject to Section 3.3, the Board of Directors reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. However, any amendment of the Plan which would materially:

(a)	increase the benefits under the Plan;

(b)	increase the number of Voting Shares which may be issued under the Plan;

(c)	modify the requirements as to the eligibility for participation in the Plan;

(d)	modify the limitations on the number of options that may be granted to any one person or category of persons under the Plan;

(e)	modify the method for determining the exercise price of options granted under the Plan;

(f)	increase the maximum Option Period;

(g)	modify the expiry and termination provisions applicable to options granted under the Plan; or

(h)	any other amendment set out in Section 10.12(7) of the Neo Exchange Listing Manual,

shall be effective only upon the approval of the shareholders of the Corporation. Any amendment to any provision of the Plan shall be subject to any necessary approvals by the Exchange or other regulatory body having jurisdiction over the securities of the Corporation.

Disinterested shareholder approval shall be obtained for any reduction in the exercise price per Voting Share if the Participant is an Related Person of the Corporation at the time of the proposed amendment.

3.6	No Representation or Warranty. The Corporation makes no representation or warranty as to the future market value of any Voting Shares issued in accordance with the provisions of the Plan.

3.7	Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

3.8	Approval and Effective Date. This Plan shall be effective as of the date it is approved by the Board of Directors and any regulatory body having jurisdiction over the securities of the Corporation.

3.9

Compliance with Applicable Law. If any provision of the Plan or any Option Agreement contravenes any law or any order policy, by-law or regulation of any regulatory body or Exchange having authority over the Corporation or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

3.10

Rights of Participant. A Participant shall have no rights whatsoever as a shareholder of the Corporation in respect of any of the unexercised options (including, without limitation, voting gifts or any right to receive dividends, warrants or rights under any rights offering).

3.11	Conflict. In the event of any conflict between the provisions of this Plan and an Option Agreement, the provisions of this Plan shall govern.

3.12	Time of Essence. Time is of the essence of this Plan and each Option Agreement. No extension of time will be determined to be or to operate as a waiver thereof.

3.13

Compliance with U.S. Laws. As a condition to the exercise of an option, the Corporation may require the Participant to represent and warrant in writing at the time of such exercise that the Voting Shares are being purchased only for investment and without any then-present intention to sell or distribute such Voting Shares. At the option of the Corporation, a stop-transfer order against such Voting Shares may be placed on the stock books and records of the Corporation, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such Voting Shares in order to assure an exemption from registration. The Corporation may require such other documentation as may from time to time be necessary to comply with United States’ federal and state laws. The Corporation has no obligation to undertake registration of options or the Voting Shares issuable upon the exercise of the options. In order to comply with all applicable federal or state income tax laws or regulations, the Corporation may take such action as it deems appropriate to ensure that all applicable U.S. federal or state payroll, withholding, income or other taxes that are the sole and absolute responsibility of a U.S. Participant are withheld or collected from such U.S. Participant.

3.14

Entire Agreement. This Plan and each Option Agreement set out the entire agreement between the Corporation and the Participant to which any particular Option Agreement relates relative to the subject matter hereof and supercedes all prior agreements, undertakings and understandings, whether oral or written.

APPENDIX “A”

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is made effective ●.

BETWEEN:

●

of ●

(hereafter referred to as the “Optionee”)

AND:

GLOBAL CROSSING AIRLINES GROUP INC., a company duly formed under the laws of Canada and having an office at Building 5A, 4200 NW 36th Street, MIA Int’l Airport, Miami, FL 33166 USA

(hereafter referred to as the “Corporation”)

WHEREAS:

A. The Corporation wishes to grant to the Optionee an option to purchase Voting Shares in the capital of the Corporation;

B. The Optionee is eligible to receive an option by virtue of beingone or more of (i) a Director (which includes a director, senior officer and “Management Company Employee”), (ii) an Employee, or (iii) a Consultant (which includes a “Consultant Company”), of either the Corporation or a subsidiary thereof (any person so being eligible to receive an option being hereafter referred to as an “Eligible Person”);

C. The Optionee acknowledges and agrees that the Option is an incentive mechanism and that the Optionee was not induced to participate in the grant and receipt of the Option (as defined below) by expectation of appointment or continued appointment, employment or continued employment, or engagement or continued engagement to provide services, as the case may be, by the Corporation.

NOW THEREFORE this Agreement witness that in consideration of $1.00 given by each party to the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Option Plan Governs. The Optionee acknowledges and agrees that Option (as hereafter defined) is being granted pursuant to the terms of the Corporation’s Stock Option Plan in effect from time to time. In the event of an inconsistency between the terms hereof and the terms of the Corporation’s Stock Option Plan, the terms of the Corporation’s Stock Option Plan shall govern. Capitalized terms used in this Agreement but not defined herein have the meaning given to such terms in the Corporation’s Stock Option Plan.

2.

Option Terms. The Corporation hereby grants to the Optionee an option (the “Option”) to purchase, from time to time, a total of ● shares of common stock (the “Voting Shares”) in the capital of the Corporation, as constituted on the date hereof, at an exercise price of $● per Voting Share, until 5:00 p.m. Eastern Time (the “Expiry Time”) on ● (the “Expiry Date”).

3.

Vesting. The options shall vest and accordingly become exercisable by the Optionee every ● months, in 4 equal instalments, over a period of ● months, with one-fourth of the Option vesting on the day which is ● months after the effective date of this Option Agreement, and each additional one-fourth of the Option vesting every ● months thereafter.

4.

Transferability; Hold Period. The Option is personal to the Optionee and may not be assigned or otherwise transferred in whole or in part except as set out in the Stock Option Plan. The Optionee acknowledges and agrees that the Voting Shares may be subject to a hold period imposed under applicable securities laws and that certificates representing the Voting Shares will bear a legend to this effect if applicable.

5.	Early Termination. The Option shall terminate in accordance with the terms of the Stock Option Plan.

6.	Exercise Procedure. To exercise the Option in whole or in part, the Optionee shall, prior to the Expiry Time on the Expiry Date (and subject to section 5), give to the Corporation:

(a)

a written notice of exercise addressed to the Corporate Secretary of the Corporation, in the form set out in Schedule “A” hereto, specifying the number of Voting Shares with respect to which the Option is being exercised and making the election with respect to the Withholding Obligations;

(b)

a certified cheque or bank draft made payable to the Corporation for the aggregate exercise price for the number of Voting Shares with respect to which the Option is being exercised, and the Withholding Obligations (if applicable);

(c)

documents containing such representations, warranties, agreements and undertakings, including such as to the Optionee’s future dealings in the Voting Shares, as counsel to the Corporation reasonably determines to be necessary or advisable in order to comply with or safeguard against the violation of the laws of any jurisdiction.

7.	.

8.

Exchange Approval. The grant of the Option and any amendment hereto shall be subject to the prior approval of the Exchange, including any requirement for shareholder approval. The Optionee acknowledges and agrees that the Option shall not be exercisable, or exercisable on such amended terms, as the case may be, until such approval of the Exchange and, if required, the Corporation’s shareholders, is obtained in accordance with the policies of the Exchange. If such approval of the Exchange and, if required, the Corporation’s shareholders, is not obtained, then the Option and this Agreement, or the amendment hereof, as the case may be, shall be null and void and of no further force or effect as of the date hereof, or the date of amendment, as the case may be.

9.

Capital Adjustments. In the event that there is any change in the Voting Shares of the Corporation through the declaration of stock dividends, stock splits, consolidations, exchanges of shares, or otherwise, the number of Voting Shares subject to Option and the exercise price of the Option shall be adjusted in accordance with the terms of the Stock Option Plan.

10.

Collection and Use of Personal Information. The Optionee expressly acknowledges, consents and agrees to the Corporation collecting, using and releasing personal information regarding the Optionee and this Agreement for the purpose of completing the transactions contemplated by this Agreement, including but not limited to the Optionee’s name, address and principals, the number of options granted to the Optionee, the status of the Optionee as a Director, senior officer, Management Company Employee, Employee, Consultant, or as otherwise represented herein, and any and all other information necessary or incidental to the transactions contemplated herein. The purpose of the collection, use and disclosure of the personal information is to ensure that the Corporation and its advisors will be able to grant the Option to the Optionee in compliance with applicable corporate, securities and other laws, and to obtain the information required to be filed with the Exchange and other authorities under applicable Exchange requirements, securities laws and other laws. In addition, the Optionee expressly acknowledges, consents and agrees to the collection, use and disclosure of all such personal information by the Exchange and other authorities in accordance with their requirements, including the provision of all such personal information to their agents and third party service providers, from time to time. The contact information for the officer of the Corporation who can answer questions about this collection of information by the Corporation is as follows:

Ryan Goepel

Chief Financial Officer of Global Crossing Airlines Group Inc.

Building 5A • 4200 NW 36th Street • MIA Int’l Airport, Miami, FL 33166 USA

Tel: 305-869-4780

11.	General.

(a)

The Optionee agrees to comply with the provisions of applicable Exchange requirements and securities laws in connection with the exercise, holding and disposition of any Voting Shares or other property or securities acquired pursuant to the exercise of the Option.

(b)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The parties shall execute and deliver any and all such instruments and other documents and perform any and all such acts and other things as may be necessary or desirable to carry out the intent of this Agreement.

(c)

No modification of this Agreement or waiver of any provision hereof shall be valid unless made in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall operate as a waiver of any other provision hereof or operate as a continuing waiver unless such is expressly provided for in writing.

(d)	This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon their successors or assigns.

(e)

This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, and for the purposes of all legal proceedings, the parties hereby irrevocably agree that the courts of the State of Florida shall have exclusive jurisdiction.

(f)

Words importing the singular number shall include the plural and vice versa. Words importing individuals shall include corporations, partnerships, proprietorships, trusts and other forms of legal entities and vice versa. Words importing gender shall include the other gender; words importing gender shall include the neuter and vice versa. Words importing a particular form of legal entity includes all other forms of legal entities interchangeably.

(g)

This Agreement may be executed and delivered in two or more counterparts and by facsimile. Each such counterpart and facsimile shall be deemed to form one and the same and an originally executed instrument, bearing the date set forth on the face page hereof notwithstanding the date of execution or delivery.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date first above written.

GLOBAL CROSSING AIRLINES GROUP INC..

Per:
Authorized Signatory

WITNESSED BY:	)
Name	) ) )
Address	) ) )	●
Occupation	) ) )

Schedule “A”

NOTICE OF ELECTION TO EXERCISE OPTION

Date: ___________________________

Global Crossing Airlines Group Inc.

Building 5A

4200 NW 36th Street

MIA Int’l Airport

Miami, FL 33166 USA

Attention: Chief Financial Officer

Dear Sirs:

Pursuant to the provisions of the Option Agreement dated _______________, pursuant to which I was granted an option to purchase Voting Shares in the capital of Global Crossing Airlines Group Inc. (the “Corporation”), I elect to exercise my option to purchase ___________________________ of the _______________________________________________________________ Voting Shares covered by such Notice at the Exercise Price specified therein. Attached is the full payment of such price in the amount of CAD ________________________________ dollars.

(CAD $ ________________________).

Please register the shares as follows:

Name in full and Address

I hereby:

☐ (a) direct the Corporation on my behalf to sell all Voting Shares issued upon exercise of these options and to deduct from the net proceeds therefrom the aggregate Exercise Price and the amount of the estimated Withholding Obligation (as defined in the Plan) and to remit the balance to me, all in accordance with Section 2.17 of the Plan; or

☐ (b) direct the Corporation on my behalf to sell sufficient Voting Shares issued upon exercise of these options to satisfy the aggregate Exercise Price and the amount of the estimated Withholding Obligation and to remit to me any net proceeds therefrom in excess of the aggregate Exercise Price and estimated Withholding Obligation together with the balance of the Voting Shares issued upon exercise of these options; or

☐ (c) enclose a certified cheque payable to Global Crossing Airlines Group Inc. for the aggregate Exercise Price plus the amount of the estimated Withholding Obligation.

[Signature Page Follows]

Yours truly,

Signature

Name (please print)

Address

APPENDIX B

GLOBAL CROSSING AIRLINES GROUP INC. RESTRICTED SHARE UNIT PLAN

GLOBAL CROSSING AIRLINES GROUP INC.

AMENDED RESTRICTED SHARE UNIT PLAN

October 18, 2022

ARTICLE 1 PURPOSE OF THE PLAN		1

1.1	Purpose	1
1.2	Definitions	1

ARTICLE 2 ADMINISTRATION OF THE PLAN		6

2.1	Administration of the Plan	6
2.2	Recommendations of CEO	6
2.3	Compensation Committee	6
2.4	Board Authority	6
2.5	Further Authorization	6

ARTICLE 3 SHARES SUBJECT TO THE PLAN		6

3.1	Maximum Number of Shares	6
3.2	Limitations on RSU Grants	6

ARTICLE 4 GRANTS OF RSUS		6

4.1	Grants of RSUs	6
4.2	Terms and Conditions	7
4.3	Black-out Periods	7
4.4	RSU Agreement	7
4.5	Assignability	7

ARTICLE 5 ACCOUNTS		7

5.1	Restricted Share Unit Account	7
5.2	Cancellation of RSUs	7

ARTICLE 6 VESTING, REDEMPTION AND PAYMENT OF RESTRICTED SHARE UNITS		8

6.1	Vesting	8
6.2	Redemption	8
6.3	Issuance and Delivery of Shares	8
6.4	Fractional Shares	8

ARTICLE 7 TERMINATION OF EMPLOYMENT AND ENGAGEMENT		9

7.1	Disability, Retirement and Termination without Cause	9
7.2	Death of Designated Participant	9
7.3	Termination for Cause	9
7.4	Unvested RSUs	9

ARTICLE 8 ADJUSTMENT IN SHARES SUBJECT TO THE PLAN		9

8.1	Adjustment in Shares	9

ARTICLE 9 CHANGE IN CONTROL		10

9.1	Change in Control	10
9.2	Interpretation	10

- i -

9.3	Discretion to Accelerate RSUs	11
9.4	Awards Need Not be Treated Identically	11

ARTICLE 10 REGULATORY APPROVAL		12

10.1	Compliance	12
10.2	Regulator Requirements	12

ARTICLE 11 MISCELLANEOUS		12

11.1	Black-out Period	12
11.2	Rights of Designated Participants	12
11.3	No Interest	12
11.4	No Dividend Rights	12
11.5	No Representations or Warranty	13
11.6	Tax Withholding	13

ARTICLE 12 EFFECTIVE DATE, AMENDMENT AND TERMINATION		13

12.1	Effective Date	13
12.2	Amendment of Plan	13
12.3	Suspension or Termination of Plan	14
12.4	Amendments to Outstanding RSUs	14
12.5	Canadian Taxpayers	14

SCHEDULE A DESIGNATED PARTICIPANT’S AGREEMENT		1

- ii -

GLOBAL CROSSING AIRLINES GROUP INC.

RESTRICTED SHARE UNIT PLAN

for Designated Participants

effective as of October 18, 2022

ARTICLE 1

PURPOSE OF THE PLAN

1.1 Purpose. The purpose of the Plan is to: (a) promote the alignment of interests between Designated Participants and the shareholders of the Corporation; (b) assist the Corporation in attracting, retaining and motivating employees, officers, Consultants and directors of the Corporation and of its related entities, (c) provide a compensation system for Designated Participants that is reflective of the responsibility, commitment and risk accompanying their management role over the medium term; and (d) allow Designated Participants to participate in the success of the Corporation over the medium term.

1.2 Definitions. For the purposes of the Plan, the following terms have the respective meanings set forth below:

(a)

“Black-out Period” means a period, formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of material undisclosed information, during which Designated Participants are prohibited from trading in securities of the Corporation.

(b)	“Board” means the board of directors of the Corporation.

(c)	“Canadian Taxpayer” means a Designated Participant liable to pay income taxes in Canada as a result of the grant of and RSU or redemption thereof.

(d)	“Cause” has the meaning given to that term under the laws of the State of Florida.

(e)	“Change in Control” means the occurrence of any one or more of the following events:

(i)

a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its subsidiaries and another corporation or other entity, as a result of which the holders of Shares prior to the completion of the transaction hold less than 50% of the votes attached to all of the outstanding voting securities of the successor corporation or entity after completion of the transaction;

(ii)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(iii)

any person, entity or group of persons or entities acting jointly or in concert (the “Acquiror”) acquires, or acquires control (including the power to vote or direct the voting) of, voting securities of the Corporation which, when added to the voting securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or direct the casting of 50% or more of the votes attached to all of the Corporation’s outstanding voting securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(iv)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation;

(v)	as a result of or in connection with:

(A)	the contested election of directors; or

(B)	a transaction referred to in paragraph (i) of this definition of “Change in Control”,

the nominees named in the most recent management information circular of the Corporation for election to the board of directors of the Corporation shall not constitute a majority of the directors;

(vi)	the Board adopts a resolution to the effect that a transaction or series of transactions involving the Corporation or any of its affiliates that has occurred or is imminent is a Change in Control,

and for purposes of the foregoing, “voting securities” means the Shares and any other shares entitled to vote for the election of directors, and shall include any securities, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but which are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities.

(f)	“Compensation Committee” means the compensation committee of the Board and if there is none, means the full Board.

(g)	“Consultant” means, in relation to the Corporation, an individual or company, other than an employee or a Director of the Corporation, that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to a related entity of the Corporation, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Corporation or the related entity and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a related entity of the Corporation; and

(iv)	has a relationship with the Corporation or a related entity of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

For purposes of the above definition of “Consultant”, the term “Director” means a director, senior officer or Management Company Employee of the Corporation, or a director, senior officer or Management Company Employee of the Corporation’s subsidiaries.

(h)	“Consultant Company” means a Consultant that is a company.

(i)	“Corporation” means Global Crossing Airlines Group Inc.

(j)

“Designated Participant” means such employees, officers, directors, Consultants of the Corporation or of a related entity of the Corporation, as the Board may designate from time to time as eligible to participate in the Plan.

(k)

“Disability” means a physical or mental incapacity of a nature which the Board determines prevents or would prevent the Designated Participant from satisfactorily performing the substantial and material duties of his or her position with the Corporation or the related entity of the Corporation as the case may be.

(l)	“Distribution” shall have the meaning ascribed thereto in the Securities Act.

(m)	“employee” means:

(i)

an individual who is considered an employee of the Corporation or its related entity under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source);

(ii)

an individual who works full- time for the Corporation or its related entity providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Corporation or its related entity on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

(n)	“Exchange” means, if the Shares are listed on the NEO, the NEO and, if the Shares are not listed on the NEO, any other principal exchange upon which the Shares are listed.

(o)	“Grant Date” has the meaning ascribed thereto in Section 4.1.

(p)	“Insider” means a reporting insider as defined under National Instrument 55-104 – Insider Reporting Requirements and Exemptions.

(q)

“Management Company Employee” means an individual employed by a person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation.

(r)

“Market Value” of a Restricted Share Unit or a Share on any date means the closing price of the Shares on the Trading Day immediately preceding the relevant date; provided that if the Shares are no longer listed on any stock exchange, then the Market Value will be the fair market value of the Shares as determined by the Board.

(s)	“NEO” means the Neo Exchange Inc.

(t)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions.

(u)	“Plan” means this Restricted Share Unit Plan of the Corporation as set forth herein as the same may be amended and/or restated from time to time.

(v)	“Redemption Date” means, in respect of an RSU, the last day of the Restricted Period applicable to the RSU.

(w)	“Regulators” has the meaning ascribed thereto in Section 10.1(a).

(x)	“related entity” has the meaning ascribed to that term in Section 2.22 of NI 45-106.

(y)	“Related Person” has the meaning ascribed to that term in Neo Exchange Listing Manual.

(z)

“Restricted Period” means a period as specified by the Board in accordance with Section 4.2 in respect of which a Designated Participant may be or become entitled to receive any Shares issuable or amount payable on account of Restricted Share Units.

(aa)	“Restricted Share Unit Account” has the meaning ascribed thereto in Section 5.1.

(bb)	“Restricted Share Units” or “RSUs” means a bookkeeping entry, denominated in Shares, credited to the Restricted Share Unit Account of a Designated Participant in accordance with the provisions hereof.

(cc)	“RSU Agreement” has the meaning ascribed thereto in Section 4.4.

(dd)	“Securities Act” means the Securities Act (British Columbia) or its successor, as amended from time to time.

(ee)	“Security-Based Compensation Arrangements” includes:

(i)	the Plan;

(ii)	the Amended Incentive Stock Option Plan of the Corporation;

(iii)	the Amended Performance Share Unit Plan of the Corporation; and

(iv)

any employee stock purchase plan or any other compensation or incentive mechanism, in each case involving the issuance or potential issuance of securities of the Corporation to one or more service providers and which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

(ff)	“Share” means, subject to Article 8 hereof, a share of common stock of the Corporation.

(gg)

“Trading Day” means any day on which the Exchange is open for trading of Shares provided that if the Shares are no longer listed on any stock exchange, means any day which is a business day in Florida, USA.

(hh)	“US Taxpayer” means a Designated Participant liable to pay income taxes in the United States as a result of the grant of an RSU or redemption thereof.

(ii)	“Vested RSU” has the meaning ascribed thereto in Section 6.1.

All references to “termination date” or similar terms herein is deemed to be the date of termination of employment or engagement of the Designated Participant with the Corporation or related entity, as the case may be, by the Corporation or related entity, as the case may be, and all references herein to “termination of employment or engagement”, “termination date” or similar references means the last day of active employment or engagement with the Corporation or its related entity, as the case may be, regardless of any salary continuance or notice period to or by the Corporation.

Unless otherwise indicated, all dollar amounts referred to in this Restricted Share Unit Plan are in Canadian funds.

As used in this Plan, words importing the masculine gender shall include the feminine and neuter genders, words importing the singular shall include the plural and vice versa, unless the context otherwise requires and references to person includes any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), unincorporated association, trust, trustee, executor, administrator or other legal representative.

ARTICLE 2

ADMINISTRATION OF THE PLAN

2.1 Administration of the Plan. The Plan shall be administered by the Compensation Committee.

2.2 Recommendations of CEO. The Chief Executive Officer of the Corporation shall periodically make recommendations to the Compensation Committee as to the grant of RSUs.

2.3 Compensation Committee. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of RSUs.

2.4 Board Authority. In addition to the powers granted to the Board under the Plan and subject to the terms of the Plan, the Board shall have full and complete authority to grant RSUs, to interpret the Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

2.5 Further Authorization. The Board may authorize one or more officers of the Corporation to execute and deliver and to receive documents on behalf of the Corporation.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Maximum Number of Shares. The maximum number of Shares which may be issued under this Plan, together with all other Security-Based Compensation Arrangements of the Corporation, shall not exceed 9,400,000 Shares, subject to adjustment as provided in Article 8; however, if any RSU has been redeemed or cancelled, then the number of Shares into which such RSU was redeemed, or represented by cancelled RSUs, shall become available to be issued under all Security-Based Compensation Arrangements.

3.2 Limitations on RSU Grants

(a)

The aggregate number of Voting Shares issuable to any one Consultant under this Plan, together with all other Security-Based Compensation Arrangements, shall not, within a one year period, exceed 2% of the number of Voting Shares outstanding immediately prior to the grant of any such RSU.

ARTICLE 4

GRANTS OF RSUS

4.1 Grants of RSUs. Subject to the provisions of the Plan, the Board shall in its sole discretion and from time to time by resolution, determine those Designated Participants to whom RSUs shall be granted as a discretionary payment. The grant date (“Grant Date”) of an RSU for purposes of the Plan will be the date on which the RSU is awarded by the Board or such later date determined by the Board, subject to applicable securities laws and regulatory requirements.

4.2 Terms and Conditions. The Board shall determine the terms and conditions in connection with each grant of an RSU including:

(a)	the number of RSUs to be granted;

(b)	the terms under which an RSU shall vest;

(c)

the Restricted Period, provided that the Restricted Period with respect to a grant of RSUs for Canadian Taxpayers shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such RSUs were granted; and

(d)	any other terms and conditions (which need not be identical) of all RSUs covered by any grant.

4.3 Black-out Periods. If the RSUs are inadvertently granted during a Black-out Period, then the Grant Date shall be deemed to be the first Trading Date following the end of the Black-out Period.

4.4 RSU Agreement. Upon the grant of an RSU, the Designated Participant and the Corporation shall enter into an RSU agreement (“RSU Agreement”) in a form set out in Schedule A or in such other form as approved by the Board, which shall set out the name of the Designated Participant, the number of RSUs, the Restricted Period, the vesting terms, the Grant Date, and such other terms and conditions as the Board may deem appropriate. No Shares will be issued on the Grant Date and the Corporation shall not be required to set aside a fund for the payment of any such RSUs.

4.5 Assignability. An RSU is personal to the Designated Participant and is non-assignable and non-transferable other than by will or by the laws governing the devolution of property in the event of death of the Designated Participant.

ARTICLE 5

ACCOUNTS

5.1 Restricted Share Unit Account. An account, to be known as a “Restricted Share Unit Account”, shall be maintained by the Corporation for each Designated Participant and shall be credited with such notional grants of RSUs as are granted to a Designated Participant from time to time. Each Designated Participant’s Restricted Share Unit Account shall indicate the number of RSUs which have been credited to such account from time to time together with the Restricted Period and vesting terms.

5.2 Cancellation of RSUs. RSUs that have not vested in accordance with the Plan prior to the earlier of the termination date and the Redemption Date, or that are redeemed in accordance with the Plan, shall be cancelled and a notation to such effect shall be recorded in the Designated Participant’s Restricted Share Unit Account and the Designated Participant will have no further right, title or interest in such RSUs, except in the case of Vested RSUs that have been redeemed but the payment has not been paid to the Designated Participant, the right to receive the payment applicable to the redeemed Vested RSU less any amounts that may be withheld hereunder.

ARTICLE 6

VESTING, REDEMPTION AND PAYMENT OF RESTRICTED SHARE UNITS

6.1 Vesting. Unless otherwise specified by the Board, subject to the remaining provisions of this Article 6, RSUs granted to a Designated Participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the Designated Participant’s RSU Agreement. Except where the context requires otherwise, each RSU which is vested pursuant to this Article 6 shall be referred to herein as a “Vested RSU”.

6.2 Redemption. All Vested RSUs shall be redeemable on the Redemption Date and subject to the remaining provisions of this Article 6 and Article 7, each Designated Participant shall receive, with respect to all RSUs that are Vested RSUs, at the election of the Board in its sole discretion:

(a)	a cash payment equal to the Market Value of such Vested RSUs as of the Redemption Date; or

(b)	such number of Shares issued by the Corporation, as are equal to the number of such Vested RSUs; or

(c)

any combination of the foregoing, such that the cash payment plus such number of Shares either issued by the Corporation, have a value equal to the Market Value of such Vested RSUs as of the Redemption Date;

in each case as soon as practicable following the Redemption Date, and in any event within five Trading Days thereof but in no event later than December 31 of the calendar year in which redemption occurs.

6.3 Issuance and Delivery of Shares. No Share shall be delivered under the Plan unless and until the Board has determined that all provisions of applicable law have been satisfied. The Board may require, as a condition of the issuance and delivery of Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, as the Board in its sole discretion deems necessary or desirable.

6.4 Fractional Shares. The Corporation shall not be required to issue or deliver fractional Shares on account of the redemption of RSUs. If any fractional interest in a Share would, except for this provision, be deliverable on account of the redemption of RSUs, such fractional interest shall be satisfied by the Corporation paying to the Designated Participant or his beneficiary, if applicable, a cash amount equal to the fraction of the Share corresponding to such fractional interest multiplied by the Market Value of such Share.

ARTICLE 7

TERMINATION OF EMPLOYMENT AND ENGAGEMENT

7.1 Disability, Retirement and Termination without Cause. Any Designated Participant whose employment or engagement with the Corporation is terminated for any reason whatsoever including resignation, retirement or Disability, but excluding termination in the circumstances described in Sections 7.2 and 7.3, shall be entitled to have any outstanding RSUs redeemed on the Redemption Date applicable to the RSU to the extent such RSU had vested on the termination date and had not yet been redeemed and paid to the Designated Participant in accordance with the terms herein.

7.2 Death of Designated Participant. In the event of the death of a Designated Participant, either while in the employment or engagement of the Corporation, the Designated Participant’s estate shall be entitled to have any outstanding RSUs redeemed on the Redemption Date applicable to the RSU to the extent such RSU had vested on the date of the Designated Participant’s death and had not yet been redeemed and paid to the Designated Participant’s estate in accordance with the terms herein. The Designated Participant’s estate shall include only the executors or administrators of such estate and persons who have acquired the right to redeem such Vested RSUs directly from the Designated Participant by bequest or inheritance.

7.3 Termination for Cause. In the event a Designated Participant’s employment or engagement is terminated for Cause, unless the Board, in its sole discretion, determines otherwise, all outstanding RSUs, whether or not vested, and any and all rights to a payment with respect to such outstanding RSU shall be forfeited and cancelled effective as of the termination date.

7.4 Unvested RSUs. Except as otherwise determined by the Board and following a termination of employment or engagement, as the case may be, all rights with respect to RSUs that are not vested as of the termination date are relinquished and cancelled; provided however that the Board may in its sole discretion accelerate the vesting time period, or otherwise waive the vesting terms.

ARTICLE 8

ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

8.1 Adjustment in Shares. In the event that:

(a)	there is any change in the Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;

(b)	the Corporation declares a dividend on Shares payable in Shares or securities convertible into or exchangeable for Shares; or

(c)	the Corporation issues Shares, or securities convertible into or exchangeable for Shares, in respect of, in lieu of, or in exchange for, existing Shares,

the number of Shares available for grants and the Shares subject to any RSU shall be adjusted appropriately by the Board in its sole discretion and such adjustment shall be effective and binding for all purposes of the Plan.

ARTICLE 9

CHANGE IN CONTROL

9.1 Change in Control. Unless otherwise determined by the Board, or unless otherwise provided in the Designated Participant’s agreement with the Corporation or its related entity, or in the RSU Agreement, if a Change in Control shall conclusively be deemed to have occurred and either one of the following occurs:

(a)

upon a Change in Control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each RSU or fails to provide for the “conversion or replacement” of each RSU with an equivalent award that satisfies the criteria set forth in Section 9.2(a) or 9.2(b); or

(b)

in the event that the RSUs were “continued or assumed”, or “converted or replaced” as contemplated in 9.2, during the two-year period following the effective date of a Change in Control, the Designated Participant’s employment or engagement is terminated as contemplated in Section 7.1 or 7.2.

then there shall be immediate full vesting and redemption of each outstanding RSU, provided, however, that in the case of a Designated Participant who is a US Taxpayer, if an RSU is determined to constitute “deferred compensation” that is subject to Section 409A of the United States Internal Revenue Code (the “Code”) (e.g., generally, an RSU that ceases to be subject to a substantial risk of forfeiture, such as a substantial service or performance condition, in a tax year that precedes the tax year in which the redemption occurs), then there shall be immediate full vesting, but the redemption of such RSU shall not occur (i) under (a) above unless the Change in Control qualifies as a “change in control event” as defined under Code Section 409A, and (ii) under (b) above unless the termination of the Designated Participant’s employment or engagement constitutes a “separation from service” as defined under Code Section 409A. In the case of a Designated Participant who is a US Taxpayer and is a “specified employee” (as defined under Code Section 409A), if an RSU is subject to Code Section 409A and if the RSU’s redemption occurs on account of such Designated Participant’s separation from service, payment shall not occur until the six-month anniversary of such separation from service, or the date of the Designated Participant’s death, if earlier.

9.2 Interpretation. For the purposes of interpretation of Section 9.1:

(a)

the obligations with respect to each Designated Participant shall be considered to have been “continued or assumed” by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)	the Shares remain publicly held and widely traded on an established stock exchange; and

(ii)	the terms of the Plan and each RSU are not materially altered or impaired without the consent of the Designated Participant; and

(b)

the obligations with respect to each RSU shall be considered to have been “converted or replaced” with an equivalent award by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)

each RSU is converted or replaced with a replacement award in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada) in the case of a Designated Participant that is a Canadian Taxpayer (or that complies with Code Section 409A in the case of a Designated Participant that is a US Taxpayer, to the extent applicable) on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such award;

(ii)

the converted or replaced award preserves the existing value of each underlying RSU being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including with respect to termination for Cause or constructive dismissal) that are no less favourable to the Designated Participant than the underlying RSU being replaced, and all other terms of the converted award or replacement award (but other than the security and number of shares represented by the continued award or replacement award) are substantially similar to the underlying RSU being converted or replaced; and

(iii)	the security represented by the converted or replaced RSU is of a class that is publicly held and widely traded on an established stock exchange.

9.3 Discretion to Accelerate RSUs. Notwithstanding Section 9.1, in the event of a Change in Control, the Board may accelerate the dates upon which any or all outstanding RSUs shall vest and be redeemed, without regard to whether such RSUs have otherwise vested in accordance with their terms and such acceleration may or may not be conditional upon completion of the Change of Control event. In the case of a Designated Participant who is a US Taxpayer, if an RSU is determined to constitute “deferred compensation” that is subject to Code Section 409A (e.g., generally, an RSU that ceases to be subject to a substantial risk of forfeiture, such as a substantial service or performance condition, in a tax year that precedes the tax year in which the redemption occurs), then the Board may at its discretion accelerate the vesting, but shall not accelerate the redemption of such RSU unless the Change in Control qualifies as a “change in control event” as defined under Code Section 409A.

9.4 Awards Need Not be Treated Identically. In taking any of the actions contemplated by this Article 9, the Board shall not be obligated to treat all RSUs held by any Designated Participant, or all RSUs in general, identically.

ARTICLE 10

REGULATORY APPROVAL

10.1 Compliance. Notwithstanding any of the provisions contained in the Plan or any RSU, the Corporation’s obligation to grant RSUs or otherwise make payments to a Designated Participant hereunder shall be subject to:

(a)

compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities, including without limitation, any stock exchange on which the Shares are listed (“Regulators”); and

(b)

receipt from the Designated Participant of such covenants, agreements, representations and undertakings, including as to future dealings in such RSUs, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

10.2 Regulator Requirements. Notwithstanding any provisions in the Plan or any RSU, if any amendment, modification or termination to the provisions hereof or any RSU made pursuant hereto are required by any Regulator, a stock exchange or a market as a condition of approval to a distribution to the public of any Shares or to obtain or maintain a listing or quotation of any Shares, the Board is authorized to make such amendments and thereupon the terms of the Plan, any RSUs, shall be deemed to be amended accordingly without requiring the consent or agreement of any Designated Participant or holder of an RSU.

ARTICLE 11

MISCELLANEOUS

11.1 Black-out Period. If a Restricted Share Unit is redeemed during, or within 10 business days after, a Black-out Period imposed by the Corporation, then, notwithstanding any other provision of the Plan, the Restricted Share Unit shall be redeemed 10 business days after the Black-out Period is lifted by the Corporation or such earlier date as determined by the Board. In order to avoid a salary deferral arrangement as referenced in Section 12.5, in the case of a Canadian Taxpayer, any redemption that is effected during a Black-out Period will be redeemed for cash. In addition, in the case of a US Taxpayer, to the extent that a delay in the redemption would violate Code Section 409A, any redemption that is effected during a Black-out Period will be redeemed for cash.

11.2 Rights of Designated Participants. The Plan shall not confer upon any Designated Participant any right with respect to a continuation of employment with or engagement by, the Corporation nor shall it interfere in any way with the right of the Corporation to terminate any Designated Participant’s employment or engagement at any time.

11.3 No Interest. For greater certainty, no interest shall accrue to, or be credited to, the Designated Participant on any amount payable under the Plan.

11.4 No Dividend Rights. RSUs are not Shares and the grant of RSUs do not entitle a Designated Participant to any rights as a shareholder of the Corporation nor to any rights to Shares or any securities of the Corporation. Except as provided in Section 8.1 above, no holder of any RSU shall be entitled to receive and no adjustment shall be made for any dividends, distributions or any other rights declared on the Shares.

11.5 No Representations or Warranty. The Corporation makes no representation or warranty as to the future market value of any RSU or Shares delivered in accordance with the provisions of the Plan.

11.6 Tax Withholding. If the Corporation or any of its related entities shall be required to withhold any amounts by reason of any federal, provincial, state, local or other rules or regulations concerning taxes or social security contributions in connection with the grants, vesting or redemption hereunder it may deduct and withhold such amount or amounts from any amount payable by the Corporation or the related entity to a Designated Participant, whether or not such payment is made pursuant to this Plan. In addition, or as an alternative to such withholding from payments, the Corporation or any related entity with a withholding obligation as described above may require a Designated Participant, as a condition of the grant or redemption of an RSU, to pay to the Corporation or related entity, as the case may be, an amount not exceeding the total of the withholding obligation of the Corporation or related entity arising in respect of the issuance or delivery of Shares to the Designated Participant, or to reimburse the Corporation or related entity for such amount. Under no circumstances shall the Corporation or any related entity be responsible for funding the payment of any tax on behalf of any a Designated Participant or for providing any tax advice to any Designated Participant. In the case of a Designated Participant who is a US Taxpayer, if the Redemption Date of an RSU occurs in a tax year that is after the tax year in which the RSU ceases to be subject to a substantial risk of forfeiture (e.g., is no longer subject to a substantial service or performance condition), then the Corporation or one of its related entities with a withholding obligation may be required to withhold employment taxes (e.g., U.S Social Security and Medicare) in the year in which the RSU ceases to be subject to a substantial risk of forfeiture, notwithstanding that U.S. income tax is assessed in the tax year in which the redemption occurs. In such case, the Corporation or one of its related entities may redeem RSUs to satisfy its withholding obligations, or as an alternative to redemption, may require a Designated Participant to pay to the Corporation or related entity, as the case may be, an amount not exceeding the total of the withholding obligation.

ARTICLE 12

EFFECTIVE DATE, AMENDMENT AND TERMINATION

12.1 Effective Date. The Plan is effective as of October 18, 2022.

12.2 Amendment of Plan. The Board may, subject to Shareholder approval, amend the Plan or terms of an RSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the Plan or RSUs without obtaining Shareholder approval in the following circumstances:

(a)	to change the termination or vesting provisions of the RSUs, except for the benefit of a Related Person;

(b)

other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and NEO requirements.

Except as otherwise permitted by the NEO, amendments to the Plan set out in Section 10.12(7) of the Neo Exchange Listing Manual, may not be made without obtaining approval of the Shareholders in accordance with NEO requirements.

12.3 Suspension or Termination of Plan. The Board may suspend or terminate the Plan at any time. No action by the Board to terminate the Plan pursuant to this Article 12 shall affect any RSUs granted hereunder pursuant to the Plan prior to termination.

12.4 Amendments to Outstanding RSUs. Except as set out in Sections 12.2 and 12.5 of the Plan, the Board may (without Shareholder approval) amend, modify or terminate any outstanding RSU, including, but not limited to, substituting another award of the same or of a different type or changing the Restricted Period; provided, however, that, the Designated Participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the Designated Participant or is specifically permitted hereunder.

12.5 Canadian Taxpayers. Notwithstanding the foregoing, no amendment to the Plan shall cause the Plan or RSUs granted to a Canadian Taxpayer hereunder to be made without consent of such Canadian Taxpayer if the result of such amendment would be to cause the RSU to be a “salary deferral arrangement” under the Income Tax Act (Canada).

SCHEDULE A

DESIGNATED PARTICIPANT’S AGREEMENT

1.	Agreement: This Agreement has been entered into by Global Crossing Airlines Group Inc. (the “Corporation”) and the Designated Participant as defined below.

2.

Acknowledgment: The Designated Participant acknowledges having received a copy of the Corporation’s Restricted Share Unit Plan dated October 18, 2022 (as amended or amended and/or restated from time to time, the “Plan”) and that the terms therein govern the grant hereunder.

3.	Grant: Subject to the terms and conditions of the Plan, the Corporation grants the Designated Participant the Restricted Share Units (“RSUs”) set out below on the terms and conditions set out below.

(a)	Name of Designated Participant: ______________ (the “Designated Participant”)

(b)	Date of grant: _______________

(c)	Number of RSUs: _______________

(d)	Vesting Terms: <@>

(e)	Restricted Period: <@>

(f)	Other Terms: <@> [insert other terms if applicable]

4.

Compliance with Laws and Policies: The Designated Participant acknowledges and agrees that the undersigned will, at all times, act in strict compliance with any and all applicable laws and any policies of the Corporation applicable to the Designated Participant in connection with the Plan.

5.

Terms and Conditions: This Acknowledgement is subject to the terms and conditions set out in the Plan, and such terms and conditions are incorporated herein by this reference. In the case of any inconsistency between this Agreement and the Plan, the Plan shall govern. Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

Effective as of the _____ day of ________________, 20____.

GLOBAL CROSSING AIRLINES GROUP INC.

Per:
Authorized Signatory

Acknowledged and Agreed to:

) ) )
Signature of Designated Participant	)	Signature of Witness
) ) )
Name and Title of Designated Participant	)	Name of Witness

A-2

APPENDIX C

GLOBAL CROSSING AIRLINES GROUP INC. PERFORMANCE SHARE UNIT PLAN

GLOBAL CROSSING AIRLINES GROUP INC.

AMENDED PERFORMANCE SHARE UNIT PLAN

October 18, 2022

ARTICLE 1 PURPOSE OF THE PLAN		1

1.1	Purpose	1
1.2	Definitions	1

ARTICLE 2 ADMINISTRATION OF THE PLAN		6

2.1	Administration of the Plan	6
2.2	Recommendations of CEO	6
2.3	Compensation Committee	6
2.4	Board Authority	6
2.5	Further Authorization	6

ARTICLE 3 SHARES SUBJECT TO THE PLAN		6

3.1	Maximum Number of Shares	6
3.2	Limitations on PSU Grants	6

ARTICLE 4 GRANTS OF PSUS		7

4.1	Grants of PSUs	7
4.2	Terms and Conditions	7
4.3	Black-out Periods	7
4.4	PSU Agreement	7
4.5	Assignability	7

ARTICLE 5 ACCOUNTS		7

5.1	Performance Share Unit Account	7
5.2	Cancellation of PSUs	8

ARTICLE 6 VESTING AND REDEMPTION OF PERFORMANCE SHARE UNITS		8

6.1	Vested PSU	8
6.2	Vesting	8
6.3	Redemption	8
6.4	Issuance and Delivery of Shares	9
6.5	Fractional Shares	9

ARTICLE 7 TERMINATION OF EMPLOYMENT AND ENGAGEMENT		9

7.1	Death, Disability, Retirement and Termination without Cause	9
7.2	Termination Before Target Milestones	9
7.3	Termination for Cause	10
7.4	US Taxpayers	10

ARTICLE 8 ADJUSTMENT IN SHARES SUBJECT TO THE PLAN		10

8.1	Adjustment in Shares. In the event that:	10

ARTICLE 9 CHANGE IN CONTROL		11

9.1	Change in Control	11
9.2	Interpretation	11

- i -

9.3	Discretion to Accelerate PSUs	12
9.4	Awards Need Not be Treated Identically	13

ARTICLE 10 REGULATORY APPROVAL		13

10.1	Compliance	13
10.2	Regulator Requirements	13

ARTICLE 11 MISCELLANEOUS		13

11.1	Black-out Period	13
11.2	Rights of Designated Participants	13
11.3	No Interest	13
11.4	No Dividend Rights	14
11.5	No Representations or Warranty	14
11.6	Tax Withholding	14

ARTICLE 12 EFFECTIVE DATE, AMENDMENT AND TERMINATION		14

12.1	Effective Date	14
12.2	Amendment of Plan	14
12.3	Suspension or Termination of Plan	15
12.4	Amendments to Outstanding PSUs	15
12.5	Canadian Taxpayers	15

SCHEDULE A DESIGNATED PARTICIPANT’S AGREEMENT		1

- ii -

GLOBAL CROSSING AIRLINES GROUP INC.

PERFORMANCE SHARE UNIT PLAN

for Designated Participants

effective as of October 18, 2022

ARTICLE 1

PURPOSE OF THE PLAN

1.1 Purpose. The purpose of the Plan is to: (a) promote the alignment of interests between Designated Participants and the shareholders of the Corporation; (b) assist the Corporation in attracting, retaining and motivating employees, officers and Consultants of the Corporation and of its related entities, (c) provide a compensation system for Designated Participants that is reflective of the responsibility, commitment and risk accompanying their management role over the medium term; and (d) allow Designated Participants to participate in the success of the Corporation over the medium term.

1.2 Definitions. For the purposes of the Plan, the following terms have the respective meanings set forth below:

(a)

“Black-out Period” means a period, formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of material undisclosed information, during which Designated Participants are prohibited from trading in securities of the Corporation.

(b)	“Board” means the board of directors of the Corporation.

(c)	“Canadian Taxpayer” means a Designated Participant liable to pay income taxes in Canada as a result of the grant of and PSU or redemption thereof.

(d)	“Cause” has the meaning given to that term under the laws of the State of Florida.

(e)	“Change in Control” means the occurrence of any one or more of the following events:

(i)

a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its subsidiaries and another corporation or other entity, as a result of which the holders of Shares prior to the completion of the transaction hold less than 50% of the votes attached to all of the outstanding voting securities of the successor corporation or entity after completion of the transaction;

(ii)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(iii)

any person, entity or group of persons or entities acting jointly or in concert (the “Acquiror”) acquires, or acquires control (including the power to vote or direct the voting) of, voting securities of the Corporation which, when added to the voting securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or direct the casting of 50% or more of the votes attached to all of the Corporation’s outstanding voting securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(iv)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation;

(v)	as a result of or in connection with:

(A)	the contested election of directors; or

(B)	a transaction referred to in paragraph (i) of this definition of “Change in Control”,

the nominees named in the most recent management information circular of the Corporation for election to the board of directors of the Corporation shall not constitute a majority of the directors;

(vi)	the Board adopts a resolution to the effect that a transaction or series of transactions involving the Corporation or any of its affiliates that has occurred or is imminent is a Change in Control,

and for purposes of the foregoing, “voting securities” means the Shares and any other shares entitled to vote for the election of directors, and shall include any securities, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but which are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities.

(f)	“Compensation Committee” means the compensation committee of the Board and if there is none, means the full Board.

(g)	“Consultant” means, in relation to the Corporation, an individual or company, other than an employee or a Director of the Corporation, that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to a related entity of the Corporation, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Corporation or related entity and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a related entity of the Corporation; and

(iv)	has a relationship with the Corporation or a related entity of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

For purposes of the above definition of “Consultant”, the term “Director” means a director, senior officer or Management Company Employee of the Corporation, or a director, senior officer or Management Company Employee of the Corporation’s subsidiaries.

(h)	“Consultant Company” means a Consultant that is a company.

(i)	“Corporation” means Global Crossing Airlines Group Inc.

(j)

“Designated Participant” means such employees, officers and Consultants of the Corporation or of a related entity of the Corporation, as the Board may designate from time to time as eligible to participate in the Plan.

(k)

“Disability” means a physical or mental incapacity of a nature which the Board determines prevents or would prevent the Designated Participant from satisfactorily performing the substantial and material duties of his or her position with the Corporation or the related entity of the Corporation as the case may be.

(l)	“Distribution” shall have the meaning ascribed thereto in the Securities Act.

(m)	“employee” means:

(i)

an individual who is considered an employee of the Corporation or its related entity under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source);

(ii)

an individual who works full- time for the Corporation or its related entity providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Corporation or its related entity on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

(n)	“Exchange” means, if the Shares are listed on the NEO, the NEO and, if the Shares are not listed on the NEO, any other principal exchange upon which the Shares are listed.

(o)	“Grant Date” has the meaning ascribed thereto in Section 4.1.

(p)	“Insider” means a reporting insider as defined under National Instrument 55-104 – Insider Reporting Requirements and Exemptions.

(q)

“Management Company Employee” means an individual employed by a person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation.

(r)

“Market Value” of a Performance Share Unit or a Share on any date means the closing price of the Shares on the Trading Day immediately preceding the relevant date; provided that if the Shares are no longer listed on any stock exchange, then the Market Value will be the fair market value of the Shares as determined by the Board.

(s)	“NEO” means the Neo Exchange Inc.

(t)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions.

(u)	“Plan” means this Performance Share Unit Plan of the Corporation as set forth herein as the same may be amended and/or restated from time to time.

(v)

“Performance Period” means a period as specified by the Board in accordance with Section 4.2 in respect of which a Designated Participant may be or become entitled to receive any Shares issuable or amount payable on account of Performance Share Units.

(w)	“Performance Share Unit Account” has the meaning ascribed thereto in Section 5.1.

(x)

“Performance Share Units” or “PSUs” means a bookkeeping entry, denominated in Shares, credited to the Performance Share Unit Account of a Designated Participant in accordance with the provisions hereof.

(y)	“PSU Agreement” has the meaning ascribed thereto in Section 4.4.

(z)	“Regulators” has the meaning ascribed thereto in Section 10.1(a).

(aa)	“related entity” has the meaning ascribed to that term in Section 2.22 of NI 45-106.

(bb)	“Related Person” has the meaning ascribed to that term in Neo Exchange Listing Manual.

(cc)	“Securities Act” means the Securities Act (British Columbia) or its successor, as amended from time to time.

(dd)	“Security-Based Compensation Arrangements” includes:

(i)	the Plan;

(ii)	the Amended Incentive Stock Option Plan of the Corporation;

(iii)	the Amended Restricted Share Unit Plan of the Corporation; and

(iv)

any employee stock purchase plan or any other compensation or incentive mechanism, in each case involving the issuance or potential issuance of securities of the Corporation to one or more service providersand which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

(ee)	“Share” means, subject to Article 8 hereof, a share of common stockof the Corporation.

(ff)

“Target Milestones” means the target milestones (which may include performance and/or time targets) set by the Board for a Designated Participant for a Performance Period at the time of granting the PSU.

(gg)

“Trading Day” means any day on which the Exchange is open for trading of Shares provided that if the Shares are no longer listed on any stock exchange, means any day which is a business day in Florida, USA.

(hh)	“US Taxpayer” means a Designated Participant liable to pay income taxes in the United States as a result of the grant of an RSU or redemption thereof.

(ii)	“Vested Performance Share Unit” has the meaning ascribed thereto in Section 6.1.

All references to “termination date” or similar terms herein is deemed to be the date of termination of employment or engagement of the Designated Participant with the Corporation or related entity, as the case may be, by the Corporation or related entity, as the case may be, and all references herein to “termination of employment or engagement”, “termination date” or similar references means the last day of active employment or engagement with the Corporation or its related entity, as the case may be, regardless of any salary continuance or notice period to or by the Corporation.

Unless otherwise indicated, all dollar amounts referred to in this Performance Share Unit Plan are in Canadian funds.

As used in this Plan, words importing the masculine gender shall include the feminine and neuter genders, words importing the singular shall include the plural and vice versa, unless the context otherwise requires and references to person includes any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), unincorporated association, trust, trustee, executor, administrator or other legal representative.

ARTICLE 2

ADMINISTRATION OF THE PLAN

2.1 Administration of the Plan. The Plan shall be administered by the Compensation Committee.

2.2 Recommendations of CEO. The Chief Executive Officer of the Corporation shall periodically make recommendations to the Compensation Committee as to the grant of PSUs.

2.3 Compensation Committee. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of PSUs.

2.4 Board Authority. In addition to the powers granted to the Board under the Plan and subject to the terms of the Plan, the Board shall have full and complete authority to grant PSUs, to interpret the Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

2.5 Further Authorization. The Board may authorize one or more officers of the Corporation to execute and deliver and to receive documents on behalf of the Corporation.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Maximum Number of Shares. The maximum number of Shares which may be issued under this Plan, together with all other Security-Based Compensation Arrangements of the Corporation, shall not exceed 9,400,000 Shares, subject to adjustment as provided in Article 8; however, if any PSU has been redeemed or cancelled, then the number of Shares into which such PSU was redeemed, or represented by cancelled PSUs, shall become available to be issued under all Security-Based Compensation Arrangements.

3.2 Limitations on PSU Grants

(a)

The aggregate number of Voting Shares issuable to any one Consultant under this Plan, together with all other Security-Based Compensation Arrangements, shall not, within a one year period, exceed 2% of the number of Voting Shares outstanding immediately prior to the grant of any such PSU.

ARTICLE 4

GRANTS OF PSUS

4.1 Grants of PSUs. Subject to the provisions of the Plan, the Board shall in its sole discretion and from time to time by resolution, determine those Designated Participants to whom PSUs shall be granted. The grant date (“Grant Date”) of a PSU for purposes of the Plan will be the date on which the PSU is awarded by the Board or such later date determined by the Board, subject to applicable securities laws and regulatory requirements.

4.2 Terms and Conditions. The Board shall determine the terms and conditions in connection with each grant of a PSU including:

(a)	the number of PSUs to be granted;

(b)	the applicable Target Milestones;

(c)

the Performance Period, provided that the Performance Period with respect to a grant of PSUs for Canadian Taxpayers shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 31 of the third year following the calendar year in which such PSUs were granted; and

(d)	any other terms and conditions (which need not be identical) of all PSUs covered by any grant.

4.3 Black-out Periods. If the PSUs are inadvertently granted during a Black-out Period, then the Grant Date shall be deemed to be the first Trading Date following the end of the Black-out Period.

4.4 PSU Agreement. Upon the grant of a PSU, the Designated Participant and the Corporation shall enter into a PSU agreement (“PSU Agreement”) in a form set out in Schedule A or in such other form as approved by the Board, which shall set out the name of the Designated Participant, the number of PSUs, the Target Milestones, the Performance Period, the Grant Date, and such other terms and conditions as the Board may deem appropriate. No Shares will be issued on the Grant Date and the Corporation shall not be required to set aside a fund for the payment of any such PSUs.

4.5 Assignability. A PSU is personal to the Designated Participant and is non-assignable and non-transferable other than by will or by the laws governing the devolution of property in the event of death of the Designated Participant.

ARTICLE 5

ACCOUNTS

5.1 Performance Share Unit Account. An account, to be known as a “Performance Share Unit Account”, shall be maintained by the Corporation for each Designated Participant and shall be credited with such notional grants of PSUs as are granted to a Designated Participant from time to time. Each Designated Participant’s Performance Share Unit Account shall indicate the number of PSUs which have been credited to such account from time to time together with the Performance Period and Target Milestones.

5.2 Cancellation of PSUs. PSUs that fail to vest in accordance with the Plan or that are redeemed in accordance with the Plan, shall be cancelled and a notation to such effect shall be recorded in the Designated Participant’s Performance Share Unit Account as of the date on which such PSUs fail to vest or are redeemed, as the case may be, and the Designated Participant will have no further right, title or interest in such PSUs, except in the case of Vested PSUs that have been redeemed but the payment has not been paid to the Designated Participant, the right to receive the payment applicable to the redeemed Vested PSU less any amounts that may be withheld hereunder.

ARTICLE 6

VESTING AND REDEMPTION OF PERFORMANCE SHARE UNITS

6.1 Vested PSU. PSUs granted to a Designated Participant under Article 4 in respect of a Performance Period, shall vest in accordance with this Article 6. Except where the context requires otherwise, each PSUs which is vested pursuant to this Article 6 shall be referred to herein as a “Vested Performance Share Unit”.

6.2 Vesting. Unless otherwise specified by the Board, subject to the remaining provisions of this Article 6, each PSU granted to a Designated Participant shall vest, based upon the Designated Participant’s performance toward Target Milestones during the related Performance Period as determined by the Board acting reasonably, in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the PSU Agreement referred to in Section 4.4.

6.3 Redemption. Subject to the remaining provisions of this Article 6, each Designated Participant who continues in employment or under contract with the Corporation or a related entity of the Corporation shall have the right to receive, and shall receive, with respect to all PSUs that are Vested Performance Share Units as at the last day of the Performance Period as provided herein (or such earlier date in the case of Vested Performance Share Units that are redeemable immediately upon the achievement of Target Milestones) at the election of the Board in its sole discretion:

(a)	a cash payment equal to the Market Value of such Vested Performance Share Units as of the date of redemption; or

(b)	such number of Shares issued by the Corporation as are equal to the number of such Vested Performance Share Units; or

(c)

any combination of the foregoing, such that the cash payment plus such number of Shares issued by the Corporation have a value equal to the Market Value of such Vested Performance Share Units as of the date of redemption;

in each case as soon as practicable following the end of the Performance Period or such earlier date in the case of Vested Performance Share Units that are redeemable immediately upon the achievement of Target Milestones.

6.4 Issuance and Delivery of Shares. No Share shall be delivered under the Plan unless and until the Board has determined that all provisions of applicable law have been satisfied. The Board may require, as a condition of the issuance and delivery of Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, as the Board in its sole discretion deems necessary or desirable.

6.5 Fractional Shares. The Corporation shall not be required to issue fractional Shares on account of the redemption of PSUs. If any fractional interest in a Share would, except for this provision, be deliverable on account of the redemption of PSUs, such fractional interest shall be satisfied by the Corporation paying to the Designated Participant or his beneficiary, if applicable, a cash amount equal to the fraction of the Share corresponding to such fractional interest multiplied by the Market Value of such Share.

ARTICLE 7

TERMINATION OF EMPLOYMENT AND ENGAGEMENT

7.1 Death, Disability, Retirement and Termination without Cause. Unless otherwise determined by the Board, if a Designated Participant dies during a Performance Period, or if a Designated Participant is an employee of the Corporation or a related entity of the Corporation and retires during a Performance Period or suffers a Disability during a Performance Period, or if a Designated Participant is terminated without Cause during a Performance Period and the Designated Participant’s Target Milestones for that Performance Period have not been met, then such Designated Participant or his/her beneficiary, if applicable, shall have the right to receive, and shall receive, with respect to all PSUs that are Vested Performance Share Units as determined in accordance with Section 7.2(a) or 7.2(b), mutatis mutandis, as at the Termination Date, at the election of the Board in its sole discretion:

(a)	a cash payment equal to the Market Value of such Vested Performance Share Units as of the date of redemption; or

(b)	such number of Shares duly issued by the Corporation as are equal to the number of such Vested Performance Share Units; or

(c)

any combination of the foregoing, such that the cash payment, plus such number of Shares duly issued by the Corporation have a value equal to the Market Value of such Vested Performance Share Units as of the date of redemption;

in each case as soon as practicable following the Termination Date.

7.2 Termination Before Target Milestones. Unless otherwise determined by the Board, and subject to Section 4.2, if a Designated Participant dies during a Performance Period, or if a Designated Participant is an employee of the Corporation or a related entity of the Corporation and suffers a Disability during a Performance Period, or if a Designated Participant is terminated without cause during a Performance Period and in any such cases the Designated Participant’s Target Milestones for that Performance Period have not been met, then where the Designated Participant’s performance toward such Target Milestones:

(a)

can be objectively measured, the vesting of the PSUs of such Designated Participant shall be in accordance with the proportional achievement of the Target Milestone as determined by the Board, acting reasonably; and

(b)

cannot be objectively measured but the Board considers that it can nevertheless measure such performance, the vesting of any PSUs of such Designated Participant shall be determined by the Board, acting reasonably.

7.3 Termination for Cause. Unless otherwise determined by the Board, if:

(a)	the employment of a Designated Participant is terminated for Cause; or

(b)	the Designated Participant terminates his employment with the Corporation or a related entity of the Corporation for any reason other than the circumstances specified in Section 7.2;

then such Designated Participant shall not be entitled to any cash or Shares on account of PSUs relating to any Performance Period in which such Designated Participant’s employment terminates and any such PSUs recorded in the Designated Participant’s Performance Share Unit Account shall be cancelled.

7.4 US Taxpayers. In the case of a Designated Participant who is a US Taxpayer, if a PSU is determined to constitute “deferred compensation” that is subject to Section 409A of the United States Internal Revenue Code (the “Code”) (e.g., generally, a PSU that ceases to be subject to a substantial risk of forfeiture, such as a substantial service or performance condition, in a tax year that precedes the tax year in which the redemption occurs), then the redemption of such PSU shall not occur on account of the Designated Participant’s termination of employment or engagement or Disability unless such termination constitutes a “separation from service” as defined under Code Section 409A and such Disability constitutes a disability as defined under applicable Code Section 409A. In the case of a Designated Participant who is a US Taxpayer and is a “specified employee” (as defined under Code Section 409A), if a PSU is subject to Code Section 409A and if the PSU’s redemption occurs on account of such Designated Participant’s separation from service, payment shall not occur until the six-month anniversary of such separation from service, or the date of the Designated Participant’s death, if earlier.

ARTICLE 8

ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

8.1 Adjustment in Shares. In the event that:

(a)	there is any change in the Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;

(b)	the Corporation declares a dividend on Shares payable in Shares or securities convertible into or exchangeable for Shares; or

(c)	the Corporation issues Shares, or securities convertible into or exchangeable for Shares, in respect of, in lieu of, or in exchange for, existing Shares,

the number of Shares available for grants and the Shares subject to any PSU shall be adjusted appropriately by the Board in its sole discretion and such adjustment shall be effective and binding for all purposes of the Plan.

ARTICLE 9

CHANGE IN CONTROL

9.1 Change in Control. Unless otherwise determined by the Board, or unless otherwise provided in the Designated Participant’s agreement with the Corporation or its related entity, or in the PSU Agreement, if a Change in Control shall conclusively be deemed to have occurred and either one of the following occurs:

(a)

upon a Change in Control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each PSU or fails to provide for the “conversion or replacement” of each PSU with an equivalent award that satisfies the criteria set forth in Section 9.2(a) or 9.2(b); or

(b)

in the event that the PSUs were “continued or assumed”, or “converted or replaced” as contemplated in 9.2, during the two-year period following the effective date of a Change in Control, the Designated Participant employment or engagement is terminated as contemplated in Section 7.1, then there shall be immediate full vesting and redemption of each outstanding PSU; provided, however, that in the case of a Designated Participant who is a US Taxpayer, if a PSU is determined to constitute “deferred compensation” that is subject to Code Section 409A (e.g., generally, a PSU that ceases to be subject to a substantial risk of forfeiture, such as a substantial service or performance condition, in a tax year that precedes the tax year in which the redemption occurs), then there shall be immediate full vesting, but the redemption of such PSU shall not occur (i) under (a) above unless the Change in Control qualifies as a “change in control event” as defined under Code Section 409A, and (ii) under (b) above unless the termination of the Designated Participant’s employment or engagement constitutes a “separation from service” as defined under Code Section 409A. In the case of a Designated Participant who is a US Taxpayer and is a “specified employee” (as defined under Code Section 409A), if a PSU is subject to Code Section 409A and if the PSU’s redemption occurs on account of such Designated Participant’s separation from service, payment shall not occur until the six-month anniversary of such separation from service, or the date of the Designated Participant’s death, if earlier.

9.2 Interpretation. For the purposes of interpretation of Section 9.1:

(a)

the obligations with respect to each Designated Participant shall be considered to have been “continued or assumed” by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)	the Shares remain publicly held and widely traded on an established stock exchange; and

(ii)	the terms of the Plan and each PSU are not materially altered or impaired without the consent of the Designated Participant; and

(b)

the obligations with respect to each PSU shall be considered to have been “converted or replaced” with an equivalent award by the surviving corporation (or any related entity thereto) or the potential successor (or any related entity thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(i)

each PSU is converted or replaced with a replacement award in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada) in the case of a Designated Participant that is a Canadian Taxpayer ( or that complies with Code Section 409A in the case of a Designated Participant that is a US Taxpayer, to the extent applicable) on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such award;

(ii)

the converted or replaced award preserves the existing value of each underlying PSU being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including with respect to termination for Cause or constructive dismissal) that are no less favourable to the Designated Participant than the underlying PSU being replaced, and all other terms of the converted award or replacement award (but other than the security and number of shares represented by the continued award or replacement award) are substantially similar to the underlying PSU being converted or replaced; and

(iii)	the security represented by the converted or replaced PSU is of a class that is publicly held and widely traded on an established stock exchange.

9.3 Discretion to Accelerate PSUs. Notwithstanding Section 9.1, in the event of a Change in Control, the Board may accelerate the dates upon which any or all outstanding PSUs shall vest and be redeemed, without regard to whether such PSUs have otherwise vested in accordance with their terms and such acceleration may or may not be conditional upon completion of the Change of Control event. . In the case of a Designated Participant who is a US Taxpayer, if a PSU is determined to constitute “deferred compensation” that is subject to Code Section 409A (e.g., generally, a PSU that ceases to be subject to a substantial risk of forfeiture, such as a substantial service or performance condition, in a tax year that precedes the tax year in which the redemption occurs), then the Board may at its discretion accelerate the vesting, but shall not accelerate the redemption of such PSU unless the Change in Control qualifies as a “change in control event” as defined under Code Section 409A.

9.4 Awards Need Not be Treated Identically. In taking any of the actions contemplated by this Article 9, the Board shall not be obligated to treat all PSUs held by any Designated Participant, or all PSUs in general, identically.

ARTICLE 10

REGULATORY APPROVAL

10.1 Compliance. Notwithstanding any of the provisions contained in the Plan or any PSU, the Corporation’s obligation to grant PSUs or otherwise make payments to a Designated Participant hereunder shall be subject to:

(a)

compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities, including without limitation, any stock exchange on which the Shares are listed (“Regulators”); and

(b)

receipt from the Designated Participant of such covenants, agreements, representations and undertakings, including as to future dealings in such PSUs, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

10.2 Regulator Requirements. Notwithstanding any provisions in the Plan or any PSU, if any amendment, modification or termination to the provisions hereof or any PSU made pursuant hereto are required by any Regulator, a stock exchange or a market as a condition of approval to a distribution to the public of any Shares or to obtain or maintain a listing or quotation of any Shares, the Board is authorized to make such amendments and thereupon the terms of the Plan, any PSUs, shall be deemed to be amended accordingly without requiring the consent or agreement of any Designated Participant or holder of a PSU.

ARTICLE 11

MISCELLANEOUS

11.1 Black-out Period. If a Performance Share Unit is redeemed during, or within 10 business days after, a Black-out Period imposed by the Corporation, then, notwithstanding any other provision of the Plan, the Performance Share Unit shall be redeemed 10 business days after the Black-out Period is lifted by the Corporation or such earlier date as determined by the Board. In order to avoid a salary deferral arrangement as referenced in Section 12.5, in the case of a Canadian Taxpayer, any redemption that is effected during a Black-out Period will be redeemed for cash In addition, in the case of a US Taxpayer, to the extent that a delay in the redemption would violate Code Section 409A, any redemption that is effected during a Black-out Period will be redeemed for cash.

11.2 Rights of Designated Participants. The Plan shall not confer upon any Designated Participant any right with respect to a continuation of employment with or engagement by, the Corporation nor shall it interfere in any way with the right of the Corporation to terminate any Designated Participant’s employment or engagement at any time.

11.3 No Interest. For greater certainty, no interest shall accrue to, or be credited to, the Designated Participant on any amount payable under the Plan.

11.4 No Dividend Rights. PSUs are not Shares and the grant of PSUs do not entitle a Designated Participant to any rights as a shareholder of the Corporation nor to any rights to Shares or any securities of the Corporation. Except as provided in Section 8.1 above, no holder of any PSU shall be entitled to receive and no adjustment shall be made for any dividends, distributions or any other rights declared on the Shares.

11.5 No Representations or Warranty. The Corporation makes no representation or warranty as to the future market value of any PSU or Shares delivered in accordance with the provisions of the Plan.

11.6 Tax Withholding. If the Corporation or any of its related entities shall be required to withhold any amounts by reason of any federal, provincial, state, local or other rules or regulations concerning taxes or social security contributions in connection with the grants, vesting or redemption hereunder it may deduct and withhold such amount or amounts from any amount payable by the Corporation or the related entity to a Designated Participant, whether or not such payment is made pursuant to this Plan. In addition, or as an alternative to such withholding from payments, the Corporation or any related entity with a withholding obligation as described above may require a Designated Participant, as a condition of the grant or redemption of a PSU, to pay to the Corporation or related entity, as the case may be, an amount not exceeding the total of the withholding obligation of the Corporation or related entity arising in respect of the issuance or delivery of Shares to the Designated Participant, or to reimburse the Corporation or related entity for such amount. Under no circumstances shall the Corporation or any related entity be responsible for funding the payment of any tax on behalf of any a Designated Participant or for providing any tax advice to any Designated Participant. In the case of a Designated Participant who is a US Taxpayer, if the redemption date of an RSU occurs in a tax year that is after the tax year in which the PSU ceases to be subject to a substantial risk of forfeiture (e.g., is no longer subject to a substantial service or performance condition), then the Corporation or one of its related entities with a withholding obligation may be required to withhold employment taxes (e.g., U.S Social Security and Medicare) in the year in which the PSU ceases to be subject to a substantial risk of forfeiture, notwithstanding that U.S. income tax is assessed in the tax year in which the redemption occurs. In such case, the Corporation or one of its related entities may redeem PSUs to satisfy its withholding obligations, or as an alternative to redemption, may require a Designated Participant to pay to the Corporation or related entity, as the case may be, an amount not exceeding the total of the withholding obligation.

ARTICLE 12

EFFECTIVE DATE, AMENDMENT AND TERMINATION

12.1 Effective Date. The Plan is effective as of October 18, 2022.

12.2 Amendment of Plan. The Board may, subject to Shareholder approval, amend the Plan or the terms of a PSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the Plan or PSUs without obtaining Shareholder approval in the following circumstances:

(a)	to change the termination or vesting provisions of the PSUs, except for the benefit of a Related Person;

(b)

other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the NEO requirements.

Except as otherwise permitted by the NEO, amendments to the Plan set out in Section 10.12(7) of the Neo Exchange Listing Manual, may not be made without obtaining approval of the Shareholders in accordance with NEO requirements.

12.3 Suspension or Termination of Plan. The Board may suspend or terminate the Plan at any time. No action by the Board to terminate the Plan pursuant to this Article 12 shall affect any PSUs granted hereunder pursuant to the Plan prior to termination.

12.4 Amendments to Outstanding PSUs. Except as set out in Sections 12.2 and 12.5 of the Plan, the Board may (without Shareholder approval) amend, modify or terminate any outstanding PSU, including, but not limited to, substituting another award of the same or of a different type or changing the Performance Period; provided, however, that, the Designated Participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the Designated Participant or is specifically permitted hereunder.

12.5 Canadian Taxpayers. Notwithstanding the foregoing, no amendment to the Plan shall cause the Plan or PSUs granted to a Canadian Taxpayer hereunder to be made without consent of such Canadian Taxpayer if the result of such amendment would be to cause the PSU to be a “salary deferral arrangement” under the Income Tax Act (Canada).

SCHEDULE A

DESIGNATED PARTICIPANT’S AGREEMENT

1.	Agreement: This Agreement has been entered into by Global Crossing Airlines Group Inc. (the “Corporation”) and the Designated Participant as defined below.

2.

Acknowledgment: The Designated Participant acknowledges having received a copy of the Corporation’s Performance Share Unit Plan dated October 18, 2022 (as amended or amended and/or restated from time to time, the “Plan”) and that the terms therein govern the grant hereunder.

3.	Grant: Subject to the terms and conditions of the Plan, the Corporation grants the Designated Participant the Performance Share Units (“PSUs”) set out below on the terms and conditions set out below.

(a)	Name of Designated Participant: ______________ (the “Designated Participant”)

(b)	Date of grant: _______________

(c)	Number of PSUs: _______________

(d)	Target Milestones: <@>

(e)	Performance Period: <@>

(f)	Other Terms: <@> [insert other terms if applicable]

4.	Target Milestones. The achievement of the Target Milestones shall be determined by the Board in its sole discretion.

5.

Compliance with Laws and Policies: The Designated Participant acknowledges and agrees that the undersigned will, at all times, act in strict compliance with any and all applicable laws and any policies of the Corporation applicable to the Designated Participant in connection with the Plan.

6.

Terms and Conditions: This Acknowledgement is subject to the terms and conditions set out in the Plan, and such terms and conditions are incorporated herein by this reference. In the case of any inconsistency between this Agreement and the Plan, the Plan shall govern. Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

Effective as of the _____ day of ________________, 20____.

GLOBAL CROSSING AIRLINES GROUP INC.

Per:
Authorized Signatory

Acknowledged and Agreed to:

) ) )
Signature of Designated Participant	)	Signature of Witness
) ) )
Name and Title of Designated Participant	)	Name of Witness

A-2

SCAN TO VIEW MATERIALS & VOTE GLOBAL CROSSING AIRLINES GROUP INC. BLDG. 5A, MIAMI INT’L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET MIAMI, FL 33166 VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 7, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 7, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D92630-Z83726 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GLOBAL CROSSING AIRLINES GROUP INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors For Withhold 1a. Edward J. Wegel 2. Incentive Stock Option Plan For Against 1b. Ryan Goepel 1c. Alan Bird 1d. T. Allan McArtor 1e. John Quelch 1f. Deborah Robinson 1g. Cordia Harrington Approval of an Amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan. 3. Restricted Share Unit Plan Approval of an Amendment to the Global Crossing Airlines Group Inc Restricted Share Unit Plan. 4. Performance Share Unit Plan Approval of an Amendment to the Global Crossing Airlines Group Inc Performance Share Unit Plan. 5. Appointment of Auditors Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm. 6. Declaration of Ownership and Control The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented Yes No by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that the shares represented by this proxy are owned and Controlled by a U.S. Citizen. Authorized Signature(s) -This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D92631-Z83726 Form of Proxy—Annual Meeting to be held on December 8, 2022 This Form of Proxy is solicited by and on behalf of the Board of Directors (the “Board”). Appointment of Proxyholder I/We being holder(s) of Global Crossing Airlines Group Inc. hereby appoint: OR Edward J. Wegel, or failing him, Ryan Goepel, Print the name of the person you are appointing if this person is someone other than the Appointees listed. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Shareholders of Global Crossing Airlines Group Inc. to be held at Bldg. 5A, Miami lnt’l Airport, 4th Floor, 4200 NW 36th Street, Miami, Florida, USA 33166, on Thursday, December 8, 2022 at 10:00 a.m. Eastern Standard Time and at any adjournment or postponement thereof. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the company to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by the Board. Proxies submitted must be received by 11:59 p.m., Eastern Standard Time on December 7, 2022.

Your Vote Counts! GLOBAL CROSSING AIRLINES GROUP INC. 2022 Annual Meeting Vote by December 7, 2022 11:59 PM ET GLOBAL CROSSING AIRLINES GROUP, INC. BLDG. 5A, MIAMI INT’L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET MIAMI, FL 33166 D92633-Z83726 You invested in GLOBAL CROSSING AIRLINES GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 8, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* December 8, 2022 10:00 AM EST Bldg. 5A Miami International Airport 4th floor, 4200 NW 36th Street Miami, FL 33166 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors 1a. Edward J. Wegel For 1b. Ryan Goepel For 1c. Alan Bird For 1d. T. Allan McArtor For 1e. John Quelch For 1f. Deborah Robinson For 1g. Cordia Harrington For 2. Incentive Stock Option Plan Approval of an Amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan. For 3. Restricted Share Unit Plan For Approval of an Amendment to the Global Crossing Airlines Group Inc Restricted Share Unit Plan. 4. Performance Share Unit Plan Approval of an Amendment to the Global Crossing Airlines Group Inc Performance Share Unit Plan. For 5. Appointment of Auditors For Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm. 6. Declaration of Ownership and Control The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that the shares represented by this proxy are owned and Controlled by a U.S. Citizen. D92634-Z83726